                                                                    EXHIBIT 10.3

                           SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                            HERITAGE COMMUNITIES L.P.

                          dated as of September 18 1997

                                  by and among

                          ASR INVESTMENTS CORPORATION,
                   a Maryland corporation, as General Partner,

                            HERITAGE SGP CORPORATION,
               an Arizona corporation, as Special General Partner,
                                       and

                     The Persons listed on Exhibit A hereto,
                               as Limited Partners


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THE PARTNERSHIP INTERESTS AND UNITS IN HERITAGE COMMUNITIES L.P. (THE "UNITS")
ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OTHER TERMS AND CONDITIONS SET FORTH IN ARTICLE XI OF THIS AGREEMENT AND MAY NOT BE OFFERED FOR SALE, PLEDGED, HYPOTHECATED, SOLD, ASSIGNED OR TRANSFERRED AT ANY TIME EXCEPT IN COMPLIANCE WITH THE TERMS AND CONDITIONS THEREOF. THEREFORE, PURCHASERS OF THE UNITS WILL BE REQUIRED TO BEAR THE RISK OF THEIR INVESTMENTS FOR AN INDEFINITE PERIOD OF TIME. THE UNITS HAVE NOT BEEN REGISTERED (i) UNDER ANY STATE SECURITIES LAWS (THE "STATE ACTS"), OR (ii) UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "FEDERAL ACT"), IN RELIANCE UPON EXEMPTIONS PROVIDED THEREIN, AND NEITHER THE UNITS NOR ANY PART THEREOF MAY BE OFFERED FOR SALE, PLEDGED, HYPOTHECATED, SOLD, ASSIGNED, OR TRANSFERRED AT ANY TIME EXCEPT IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF ARTICLE XI OF THIS AGREEMENT AND (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER ANY APPLICABLE STATE ACTS OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER SUCH STATE ACTS OR WHICH IS OTHER WISE IN COMPLIANCE WITH SUCH STATE ACTS, AND (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE FEDERAL ACT OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE FEDERAL ACT OR WHICH IS OTHERWISE IN COMPLIANCE WITH THE FEDERAL ACT. IN ADDITION, ANY UNITS ACQUIRED BY NON-U.S. PERSONS MAY NOT, DIRECTLY OR INDIRECTLY, BE OFFERED FOR SALE, PLEDGED, HYPOTHECATED, SOLD, ASSIGNED, OR TRANSFERRED IN THE UNITED STATES OR TO OR FOR THE ACCOUNT OF A U.S. PERSON EXCEPT IN COMPLIANCE WITH THIS AGREEMENT AND THE FEDERAL ACT AND ALL APPLICABLE STATE ACTS. AS USED HEREIN, "UNITED STATES" MEANS THE UNITED STATES OF AMERICA, ITS TERRITORIES AND POSSESSIONS, AND ALL AREAS SUBJECT TO ITS JURISDICTION, AND A "U.S. PERSON" MEANS A CITIZEN OR RESIDENT OF THE UNITED STATES (INCLUDING THE ESTATE OF ANY SUCH PERSON), A CORPORATION, PARTNERSHIP, OR OTHER PERSON CREATED OR ORGANIZED UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF OR THEREIN, AND AN ESTATE OR TRUST THE INCOME OF WHICH IS SUBJECT TO UNITED STATES FEDERAL INCOME TAXATION REGARDLESS OF ITS SOURCE.[ ]

                               TABLE OF CONTENTS
                                                                            Page

ARTICLE I     DEFINITIONS......................................................2

     1.1   Definition..........................................................2

     1.2   Currency...........................................................12

     1.3   Schedules and Exhibits.............................................12

     1.4   Construction of Term "Including."..................................12

     1.5   Certain Accounts...................................................12

     1.6   Interest Calculations..............................................12

     1.7   Other Terms........................................................13

ARTICLE II    ORGANIZATIONAL MATTERS..........................................13

     2.1   Organization and Continuation; Application of Act..................13

     2.2   Name...............................................................13

     2.3   Registered Office and Agent; Principal Office......................13

     2.4   Term...............................................................14

ARTICLE III   PURPOSE.........................................................14

     3.1   Purpose and Business...............................................14

     3.2   Powers.............................................................14

ARTICLE IV    CAPITAL CONTRIBUTIONS; ISSUANCE OF UNITS; CAPITAL ACCOUNTS......14

     4.1   Capital Contributions of the Partners..............................14

     4.2   Issuances of Additional Partnership Interests......................16

     4.3   No Preemptive Rights...............................................18

     4.4   Capital Accounts of the Partners...................................18

     4.5   Waiver and Recontribution..........................................20

ARTICLE V     DISTRIBUTIONS...................................................21

     5.1   Requirement and Characterization of Distributions..................21

     5.2   Amounts Withheld...................................................22

     5.3   Distribution Upon Liquidation......................................22

ARTICLE VI    ALLOCATIONS.....................................................22

     6.1   Allocations for Capital Account Purposes...........................22

     6.2   Special Allocation Rules...........................................23

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                               TABLE OF CONTENTS
                                  (Continued)
                                                                            Page

     6.3   Allocations for Tax Purposes.......................................24

ARTICLE VII   MANAGEMENT AND OPERATIONS OF BUSINESS...........................25

     7.1   Management.........................................................25

     7.2   Certificate of Limited Partnership.................................29

     7.3   Restrictions on General Partner's Authority........................29

     7.4   Responsibility for Expenses........................................30

     7.5   Outside Activities of the General Partner..........................30

     7.6   Contracts with Affiliates..........................................30

     7.7   Indemnification....................................................31

     7.8   Liability of the General Partners..................................32

     7.9   Other Matters Concerning the General Partners......................33

     7.10  Title to Partnership Assets........................................33

     7.11  Reliance by Third Parties..........................................33

ARTICLE VIII  RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS......................34

     8.1   Limitation of Liability............................................34

     8.2   Management of Business.............................................34

     8.3   Outside Activities of Limited Partners.............................34

     8.4   Priority Among Limited Partners....................................35

     8.5   Rights of Limited Partners Relating to the Partnership.............35

     8.6   Redemption Right...................................................36

ARTICLE IX    BOOKS, RECORDS, ACCOUNTING AND REPORTS..........................36

     9.1   Records and Accounting.............................................36

     9.2   Fiscal Year........................................................37

     9.3   Reports............................................................37

ARTICLE X     TAX MATTERS.....................................................37

     10.1  Preparation of Tax Returns.........................................37

     10.2  Tax Elections......................................................37

     10.3  Tax Matter Partner.................................................38

     10.4  Organizational Expenses............................................39

     10.5  Withholding........................................................39

                               TABLE OF CONTENTS
                                  (Continued)
                                                                            Page

ARTICLE XI    TRANSFERS AND WITHDRAWALS.......................................40

     11.1  Transfer...........................................................40

     11.2  Transfer of General Partner's or Special General Partner's
           Partnership Interest...............................................40

     11.3  Limited Partners' Rights to Transfer...............................41

     11.4  Substituted Limited Partners.......................................42

     11.5  Assignees..........................................................43

     11.6  General Provisions.................................................43

ARTICLE XII   ADMISSION OF PARTNERS...........................................44

     12.1  Admission of Successor General Partner.............................44

     12.2  Admission of Additional Limited Partners...........................44

     12.3  Amendment of Agreement and Certificate.............................44

ARTICLE XIII  DISSOLUTION AND LIQUIDATION.....................................45

     13.1  Dissolution........................................................45

     13.2  Winding Up.........................................................46

     13.3  Compliance with Timing Requirements of Regulations; Allowance for Contingent or Unforeseen Liabilities or Obligations............47

     13.4  Rights of Limited Partners.........................................47

     13.5  Notice of Dissolution..............................................47

     13.6  Cancellation or Certificate of Limited Partnership.................48

     13.7  Reasonable Time for Winding-Up.....................................48

ARTICLE XIV   AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS....................48

     14.1  Amendments Generally...............................................48

     14.2  General Partner's Power to Amend...................................48

     14.3  Consent of Adversely Affected Partner Required.....................49

     14.4  When Consent of Limited Partnership Interests Required.............49

ARTICLE XV    GENERAL PROVISIONS..............................................49

     15.1  Addresses and Notice...............................................49

     15.2  Titles and Captions................................................49

     15.3  Pronouns and Plurals...............................................50

     15.4  Further Action.....................................................50

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                               TABLE OF CONTENTS
                                   (Continued)
                                                                            Page

     15.5  Binding Effect.....................................................50

     15.6  Waiver of Partition................................................50

     15.7  Entire Agreement...................................................50

     15.8  Securities Law Provisions..........................................50

     15.9  Remedies Not Exclusive.............................................50

     15.10 Time...............................................................50

     15.11 Creditors..........................................................50

     15.12 Waiver.............................................................50

     15.13 Execution Counterparts.............................................50

     15.14 Applicable Law.....................................................51

     15.15 Severability.......................................................51

     15.16 Limitation of Liability............................................51

ARTICLE XVI   POWER OF ATTORNEY...............................................51

     16.1  Scope..............................................................51

     16.2  Irrevocability ....................................................52

                           SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                              HERITAGE COMMUNITIES

     THIS SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF HERITAGE COMMUNITIES LP., is made as of the 18th day of September, 1997, by and among ASR Investments Corporation, a Maryland corporation, as the General Partner, Heritage SGP Corporation, an Arizona corporation, as the Special General Partner, and the Persons whose names are set forth on Exhibit A attached hereto, as the Limited Partners, together with any other Persons who become Partners in the Partnership as provided herein.

                                    RECITALS

     A. Pursuant to the Formation Agreement, the General Partner, the Special General Partner and the Formation Limited Partner formed the Partnership.

     B. The General Partner, the Special General Partner and certain Limited Partners entered into the Winton Contribution Agreement pursuant to which, among other things, they agreed to admit such Limited Partners (the "Winton Limited Partners") as limited partners in the Partnership.

     C. Upon the admission of the Winton Limited Partners, the Formation Limited Partner withdrew as a limited partner in the Partnership in exchange for the return of his Capital Contribution.

     D. Pursuant to Section 4.2 of the Agreement, the General Partner, the Special General Partner and certain Additional Limited Partners entered into the Merit Contribution Agreements pursuant to which, among other things, they have agreed to admit such Additional Limited Partners to the Partnership in exchange for the contribution of properties.

     E. The General Partner, the Special General Partner and the Limited Partners, being all of the Partners in the Partnership, desire to continue the Partnership as a limited partnership under the Revised Uniform Limited Partnership Act of the State of Delaware, and make this Agreement to amend and restate all prior agreements to reflect and conform the foregoing admissions and to amend and restate and supersede in its entirety all prior agreements, as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises, the mutual promises and agreements herein made, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the General Partner, the Special General Partner, and the Limited Partners, intending to be legally bound, have agreed and do hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     1.1 Definition. Unless otherwise clearly indicated to the contrary, the following terms shall have the following meanings:

          1.1.1 "Accrual Account" means an account maintained with respect to each Limited Partner Unit to which shall be credited (except as otherwise provided in the last sentence of this paragraph) on a monthly basis an amount, calculated as if interest at a per annum rate equal to the Prime Rate (as said rate may change from time to time), plus one percentage point, on the average daily balance of such Limited Partner Unit's Unpaid Distribution Account, and from which shall be debited the amount of any distributions of available Cash or Capital Transaction Proceeds with respect to such Accrual Account pursuant to clause (i) of Section 5.1.1 or clause (i) of Section 5.1.2 hereof. The amount to be credited to each Accrual Account shall be cumulative and shall compound annually, if unpaid.

          1.1.2 "Act" means the Delaware Revised Uniform Limited Partnership Act as it may be amended from time to time, and any successor to such statute.

          1.1.3 "Additional Limited Partner" means a Person admitted to the Partnership as a Limited Partner pursuant to Section 4.2.1 hereof and who is shown as such on the books and records of the Partnership.

          1.1.4 "Adjusted Capital Account" means the Capital Account maintained for each Partner as of the end of each Partnership Year (a) increased by any amounts which such Partner is obligated to restore pursuant to any provisions of this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulation sections 1.704-2(g)(l) and 1.704-2(i)(5) and (b) decreased by the items described in paragraphs (4), (5) and (6) of Treasury Regulation section 1.704-l(b)(2)(ii)(d). This definition of Adjusted Capital Account is intended to comply with the provisions of Treasury Regulation section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

          1.1.5 "Adjusted Capital Account Deficit" means, with respect to any Partner, the deficit balance, if any, in such Partner's Adjusted Capital Account as of the end of the relevant Partnership Year.

          1.1.6 "Adjusted Property" means any property the Carrying Value of which has been adjusted pursuant to Section 4.4 hereof.

          1.1.7 "Affiliate" means, with respect to any Person, (a) any Person directly or indirectly controlling, controlled by or under common control with such Person, (b) any Person owning or controlling 10 percent or more of the outstanding voting interests of such Person, (c) any Person of which such Person owns or controls 10 percent or more of the voting interests, or (d) any officer, director, general partner or trustee of such Person or any Person referred to in clauses (a), (b), and (c) above.

          1.1.8 "Agreed Value" means (a) in the case of any Contributed Property set forth in Exhibit B and, as of the time of its contribution to the Partnership, the Agreed Value of such property as set forth in Exhibit B and (b) in the case of any property distributed to a Partner by the Partnership, the Partnership's Carrying Value of such property at the time such property is distributed, reduced by any indebtedness either assumed by such Partner upon such distribution or to which such property is subject at the time of distribution as determined under Code section 752 and the regulations thereunder.

          1.1.9 "Agreement" means this Agreement of Limited Partnership, as it may be amended, supplemented or restated from time to time.

          1.1.10 "Articles of Incorporation" means the Articles of Incorporation of ASR Investments Corporation, as filed with the Secretary of State of the State of Maryland, as further amended or restated from time to time.

          1.1.11 "Assignee" means a Person to whom one or more Partnership Units have been transferred in a manlier permitted under this Agreement, but who has not become a Substituted Limited Partner, and who has only the rights set forth in Section 11.5.

          1.1.12 "Available Cash" means with respect to any period for which such calculation is being made:

               (a) all cash revenues and funds received by the Partnership from whatever source, excluding, however, Capital Transaction Proceeds, plus the amount of any reduction (including, without limitation, a reduction resulting because the General Partner determines such amounts are no longer necessary) in reserves of the Partnership, which reserves are referred to in clause (b)(iv) and Section 1.1.18 below;

               (b) less the sum of the following (except to the extent taken into account in determining Capital Transaction Proceeds):

                    (i) all interest, principal and other debt payments made during such period by the Partnership,

                    (ii) all reasonable cash expenditures (including capital expenditures) made by the Partnership during such period,

                    (iii) investments in any entity (including loans made thereto) to the extent that such investments are permitted under this Agreement and are not otherwise described in clauses (b)(i) or (ii), and

                    (iv) the amount of any increase in reserves (including reserves to make capital expenditures) established during such period which the General Partner or the Special General Partner determines is necessary or appropriate in its sole and absolute discretion.

Notwithstanding the foregoing, Available Cash shall not include any cash received or reductions in reserves, or take into account any disbursements made or reserves established, after commencement of the dissolution and liquidation of the Partnership.

          1.1.13 "Book-Tax Disparities" means, with respect to any item of Contributed Property or Adjusted Property, as of the date of any determination, the difference between the Carrying Value of such Contributed Property or Adjusted Property and the adjusted basis thereof for federal income tax purposes as of such date. A Partner's share of the Partnership's Book-Tax Disparities in all of its Contributed Property and Adjusted Property will be reflected by the difference between such Partner's Capital Account balance as maintained pursuant to Section 4.4 and the hypothetical balance of such Partner's Capita! Account computed as if it had been maintained strictly in accordance with federal income tax account principles.

          1.1.14 "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York, are authorized or required by law to close.

          1.1.15 "Capital Account" means the Capital Account maintained for a Partner pursuant to Section 4.4 hereof.

          1.1.16 "Capital Contribution" means with respect to any Partner, any cash, cash equivalents or the Agreed Value of Contributed Property which such Partner contributes or is deemed to contribute to the Partnership pursuant to
Section 4.1 or 4.2 hereof and which shall be treated as a contribution to the Partnership pursuant to Code section 721(a).

          1.1.17 "Capital Transaction" means a sale, exchange or other disposition (other than in liquidation of the Partnership or any Subsidiary Partnership) or a financing or refinancing by the Partnership or any Subsidiary Partnership (which shall not include any loan or financing to the General Partner as permitted by Section 7.1.1(c)) of a Partnership or Subsidiary Partnership asset or any portion thereof, that under generally accepted accounting principles the proceeds of which are deemed attributable to capital.

          1.1.18 "Capital Transaction Proceeds" means the net cash proceeds of a Capital Transaction received by the Partnership, after deducting all reasonable expenses incurred in connection therewith and after application of any proceeds, at the sole discretion of the General Partner or the Special General Partner, toward the payment of any indebtedness of the Partnership or any Subsidiary Partnership secured by the property that is the subject of that Capital Transaction, the purchase or financing of any improvements or an expansion of Partnership or Subsidiary Partnership property, the distribution of proceeds to the general partner of any Subsidiary Partnership, or the establishment of any reserves that the General Partner determines are necessary or appropriate in it sole and absolute discretion; provided, however, that if the Partnership or any Subsidiary Partnership obtains financing for their respective properties for which no permanent financing has previously existed, the proceeds of such financing shall not be deemed to be Capital Transaction Proceeds if and to the extent that the General Partner or the Special General Partner determines to reinvest such proceeds in additional and existing real property investments of the Partnership or any Subsidiary Partnership.

          1.1.19 "Capital Transaction Record Date" has the meaning set forth in
Section 5.1.2.

          1.1.20 "Carrying Value" means (a) with respect to a Contributed Property or Adjusted Property, the Code section 704(c) value of such property (or in the case of an Adjusted

Property, the fair market value of such property at the time of its latest adjustment under Section 4.4.4) reduced (but not below zero) by all Depreciation with respect to such property charged to the Partners' Capital Accounts and (b) with respect to any other Partnership property, the adjusted basis of such property for federal income - purposes, all as of the time of determination. The Carrying Value of any property shall be adjusted from time to time in accordance with Section 4.4 hereof and to reflect changes, additions or other adjustments to the Carrying Value for dispositions and acquisitions of Partnership properties, as deemed appropriate by the General Partner.

          1.1.21 "Certificate" means the Certificate of Limited Partnership relating to the Partnership filed in the office of the Secretary of State of the State of Delaware, as amended from time to time in accordance with the terms hereof and the Act.

          1.1.22 "Code" means the Internal Revenue Code of 1986, as amended. Any reference herein to a specific Code section or sections shall be deemed to include a reference to any corresponding provision of future law.

          1.1.23 "Code Section 704(c) Value" of any Contributed Property means the Agreed Value of such property as set forth in Exhibit B. Subject to Section
4.4 hereof, the General Partner shall use such method as it deems reasonable and appropriate to allocate the aggregate of the Code Section 704(c) Value of Contributed Properties among each separate property on a basis proportional to its fair market value.

          1.1.24 "Contributed Property" means each property or other asset (but excluding cash), in such form as may be permitted by the Act contributed or deemed contributed to the Partnership. Once the Carrying Value of a Contributed Property is adjusted pursuant to Section 4.4.4 hereof, such property shall no longer constitute a Contributed Property for purposes of Section 4.4.4 hereof, but shall be deemed an Adjusted Property for such purposes.

          1.1.25 "Contribution Date" means the date that a property was contributed to the Partnership as set forth on Exhibit B.

          1.1.26 "Convention Right" shall have the meaning set forth in Section
4.2.2 hereof.

          1.1.27 "Converting Partner" has the meaning set forth in Section 4.2.2 hereof.

          1.1.28 "Depreciation" means for each fiscal year or other period, an amount equal to the federal income tax depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Carrying Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Carrying Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such year bears to such beginning adjusted tax basis; provided, however, that if the federal income tax depreciation, amortization, or other cost recovery deduction for such year is zero, Depreciation shall be determined with reference to such beginning Carrying Value using any reasonable method selected by the General Partner, provided that the General Partner shall determine Depreciation consistently with the method used in respect of real property owned directly by the General Partner.

          1.1.29 "Dissolution Event" has the meaning set forth in Section 13.1.

          1.1.30 "Formation Agreement" means that certain Agreement of Limited Partnership of Heritage Communities L.P., by and among the General Partner, the Special General Partner and the Formation Limited Partner.

          1.1.31 "Formation Limited Partner" means Jon A. Grove.

          1.1.32 "Funds from Operations" means, with respect to any period for which such calculation is being made, the net income of the General Partner (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect Funds from Operations on a consistent basis.

          1.1.33 "General Partner" means ASR Investments Corporation, a Maryland corporation operating as a real estate investment trust, or its permitted successors as a general partner in the Partnership.

          1.1.34 "General Partners" means the General Partner and the Special General Partner.

          1.1.35 "General Partnership Interest" means a Partnership Interest held by the General Partner or the Special General Partner that is a general partnership interest. A General Partnership Interest may be expressed as a number of General Partner Units determined by dividing such Partner's Capital Contributions by 518.10.

          1.1.36 "Immediate Family" means, with respect to any natural Person, such natural Person's spouse, parents, descendants, nephews, nieces, brothers and sisters and trusts for the benefit of any of the foregoing.

          1.1.37 "Incapacity" or "Incapacitated" means (a) as to any individual Partner, death, total physical disability or entity by a court of competent jurisdiction adjudicating him incompetent to manage his Person or his estate;
(b) as to any corporation which is a partner, the filing of a certificate of dissolution, or its equivalent, for the corporation or the revocation of its charter; (c) as to any partnership which is a Partner, the dissolution and commencement of winding up of the partnership; (d) as to any estate which is a Partner, the distribution by the fiduciary of the estate's entire interest in the Partnership; (e) as to any trust which is a Partner, the termination of the trust (but not the substitution of a new trustee); or (f) as to any Partner, the bankruptcy of such Partner. For purposes of this definition, bankruptcy of a Partner shall be deemed to have occurred when the Partner (i) makes an assignment for the benefit of creditors, (ii) files a voluntary petition in bankruptcy, (iii) is adjudged a bankrupt or insolvent, or has entered against him an order of relief in any bankruptcy or insolvency proceeding, (iv) files a petition or answer seeking for himself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law of regulation, (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against him in any proceeding of this nature,
(vi) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the Partner or of all or any substantial part of his properties, (vii) the Partner is the debtor in any proceeding seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, which has not been dismissed within 120 days after the commencement thereof, (viii) the appointment, without the partner's consent or acquiescence, of a trustee, receiver or liquidator has not been vacated or stayed within 90 days after the appointment, or such appointment is not vacated within 90 days after the expiration of any such stay.

          1.1.38 "Indemnitee" means (a) any Person made a party to a proceeding by reason of his status as (i) the General Partner, (ii) the Special General Partner, (iii) a Limited Partner or (iv) a director, officer, trustee or shareholder of the Partnership or a Partner, and (b) such other Persons (including Affiliates of the General Partner, the Special General Partner or the Partnership) acting in good faith on behalf of the Partnership as determined by the General Partner in its good faith judgment, other than for any action taken by any such Person (described in clause (a) or (b) of this sentence) involving mud, willful misconduct or gross negligence.

          1.1.39 "Initial Agreement" means that certain Amended and Restated Agreement of Limited Partnership of Heritage Communities, L.P., by and among the General Partner, the Special General Partner and the Winton Limited Partners, dated as of April 30, 1997.

          1.1.40 "IRS" means the Internal Revenue Service, which administers the internal revenue laws of the United States.

          1.1.41 "Limited Partner" means any Partner named as a Limited Partner in Exhibit A attached hereto, as such exhibit may be amended from time to time, or any Substituted Limited Partner or Additional Limited Partner, in such Person's capacity as a Limited Partner in the Partnership.

          1.1.42 "Limited Partner Consent" means the written consent of Limited Partners owning more than 50 percent of the Limited Partnership Interests at the time in question.

          1.1.43 "Limited Partnership Interest" means a Partnership Interest of a Limited Partner in the Partnership representing a fractional part of the Partnership Interests of all Limited Partners and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Limited Partnership Interest may be expressed as a number of Limited Partner Units.

          1.1.44 "Liquidating Transaction" means any sale or other disposition of all or substantially all of the assets of the Partnership or a related series of transactions that, taken together, results in the sale or other disposition of all or substantially all of the assets of the Partnership.

          1.1.45 "Liquidator" has the meaning set forth in Section 13.2.

          1.1.46 "Merit Contribution Agreements" means those certain Exchange and Contribution Agreements, dated as of July 16, 1997 (Merit Place Apartments and Park on Preston Apartments) and August 1, 1997 (Smith Summit Apartments), among the General Partner, the Special General Partner, certain Limited Partners, the Partnership, and certain other parties identified therein, which provides for the issuance of Limited Partner Units in the Partnership in exchange for contribution of certain properties listed in Exhibit B, as amended.

          1.1.47 "Net Income" means for any taxable period, the excess, if any, of the Partnership's items of income and gain for such taxable period over the Partnership's items of loss and deduction for such taxable period. The items included in the calculation of Net Income shall be determined in accordance with
Section 4.4.2. Once an item of income, gain, loss or deduction that has been included in the initial computation of Net Income is subjected to the special allocation rules in Section 6.2 and 6.3, Net Income or the resulting Net Loss, whichever the case may be, shall be recomputed without regard to such item.

          1.1.48 "Net Lou" means for any taxable period, the excess, if any, of the Partnership's items of loss and deduction for such taxable period over the Partnership's items of income and gain for such taxable period. The items included in the calculation of Net Loss shall be determined in accordance with
Section 4.4.2. Once an item of income, gain, loss or deduction that has been included in the initial computation of Net Loss is subjected to the special allocation rules in Sections 6.2 and 6.3, Net Loss or the resulting Net Income, whichever the case may be, shall be recomputed without regard to such item.

          1.1.49 "Nonrecourse Built-in Gain" means, with respect to any Contributed Properties or Adjusted Properties that are subject to a mortgage or negative pledge securing a Nonrecourse Liability, the amount of taxable gain that would be allocated to the Partners pursuant to Section 6.3.2 if such properties were disposed of in a taxable transaction in full satisfaction of such liabilities and for no other consideration.

          1.1.50 "Nonrecourse Deductions" has the meaning set forth in Regulations Section 1.704-2(b)(1), and the amount of Nonrecourse Deductions for a Partnership Year shall be determined in accordance with the rules of Treasury Regulation section 1.704-2(c).

          1.1.51 "Nonrecourse Liability" has the meaning set forth in Treasury Regulation section 1.752-1(a)(2).

          1.1.52 "Notice of Conversion" means the Notice of Conversion substantially in the form of Exhibit C attached to this Agreement.

          1.1.53 "Partner" means a General Partner, a Special General Partner or a Limited Partner, and "Partners" means the General Partner, the Special General Partner and the Limited Partners.

          1.1.54 "Partner Minimum Gain" means an amount with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Treasury Regulation section 1.704-2(i)(3).

          1.1.55 "Partner Nonrecourse Debt" has the meaning set forth in Treasury Regulation section 1.704-2(b)(4).

          1.1.56 "Partner Nonrecourse Deductions" has the meaning set forth in Treasury Regulation section 1.704-(i)(2), and the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for a Partnership Year shall be determined in accordance with the rules of Treasury Regulation section 1.704-2(i)(2).

          1.1.57 "Partnership" means the limited partnership formed under the Act and continued pursuant to this Agreement, and any successor thereto.

          1.1.58 "Partnership Interest" means an ownership Interest in the Partnership representing a Capital Contribution by either a Limited Partner, the Special General Partner or the General Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Partnership Interest may be expressed as a number of Partnership Units.

          1.1.59 "Partnership Minimum Gain" has the meaning set forth in Treasury Regulation section 1.704-2(b)(2), and the amount of Partnership Minimum Gain, as well as any net increase or decrease in Partnership Minimum Gain, for a Partnership Year shall be determined in accordance with the rules of Treasury Regulation section 1.704-2(d).

          1.1.60 "Partnership Record Date" means the record date established by the General Partner for the distribution of Available Cash pursuant to Section
5.1 hereof, which record date shall be the same as the record date established by the General Partner for a dividend to its shareholders.

          1.1.61 "Partnership Unit" or "Unit" means a fractional, undivided share of the Partnership Interests of ail Partners issued pursuant to Sections
4.1 and 4.2, in such number as set forth in Exhibit A attached hereto, as such exhibit may be amended from time to time in accordance with the terms of this Agreement.

          1.1.62 "Partnership Year" means the fiscal year of the Partnership, which shall be the calendar year.

          1.1.63 "Percentage Interest" means, as to a Partner, its interest in the Partnership as determined by dividing the Partnership Units owned by such Partner by the total number of Partnership Units then outstanding and as specified in Exhibit A attached hereto, as such exhibit may be amended from time to time.

          1.1.64 "Person" means an individual or a corporation, partnership, trust, unincorporated organization, association or other entity.

          1.1.65 "Prime Rate" means, on any date, a fluctuating rate of interest per annum equal to the "prime rate" published in the "Money Rates" or equivalent section of the Western Edition of The Wall Street Journal, provided that if a "prime rate" range is published by The Wall Street Journal, then the highest rate of such range will be used, or if The Wall Street

Journal ceases publishing a prime rate or a prime rate range, then the General Partner will select a prime rate, prime rate range or another substitute interest rate index that is based upon comparable information.

          1.1.66 "Recapture Income" means any gain recognized by the Partnership (computed without regard to any adjustment required by Code section 734 or Code section 743) upon the disposition of any property or asset of the Partnership, which gain is characterized as ordinary income for federal income tax purposes because it represents the recapture of deductions previously taken with respect to such property or asset.

          1.1.67 "Recourse Liabilities" has the meaning set forth in Treasury Regulation section 1.752-1(a)(1).

          1.1.68 "Redemption Amount" means an amount of cash equal to the number of Limited Partner Units, multiplied by the Unit Adjustment Factor, that are the subject of a Notice of Conversion multiplied by the Value on the Valuation Date of the Shares that the Partner delivering the Notice of Conversion would have been entitled to receive under Section 4.2.2 plus, except as otherwise provided in Section 4.2.2(d), the unreturned balances in the Accrual Accounts and Unpaid Distribution Accounts maintained for the Limited Partner Units that are the subject of such Notice of Conversion.

          1.1.69 "REIT" means a real estate investment trust under Code section 856.

          1.1.70 "Residual Gain" or "Residual Loss" means any item of gain or loss, as the case may be, of the Partnership recognized for federal income tax purposes resulting from a sale, exchange of other disposition of Contributed Property or Adjusted Property, to the extent such item of gain or loss is not allocated pursuant to Section 6.3,2(a)(i) or Section 6.3.2(b)(i) to eliminate Book-Tax Disparities.

          1.1.71 "Securities Act" means the Securities Act of 1933, as amended.

          1.1.72 "Shares" means the shares of common stock, $0.01 par value, of ASR Investments Corporation, a Maryland corporation.

          1.1.73 "Special General Partner" means Heritage SGP Corporation, an Arizona corporation operating as a qualified REIT subsidiary under Code section 856(i), or its permitted successors as a general partner in the Partnership.

          1.1.74 "Specified Conversion Date" means the tenth Business Day after receipt by the General Partner of a Notice of Conversion.

          1.1.75 "Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of (a) the voting power of the voting equity securities or (b) the outstanding equity interests is owned, directly or indirectly, by such Person.

          1.1.76 "Subsidiary Partnership" means a limited partnership formed under the laws of any state in the United States, the sole limited partner of which is the Partnership and the sole general partner or general partners of which are the General Partner and/or the Special

General Partner in which the interest of the General Partner and the Special General Partner in all items of income, gain, loss, deduction, credit and distributions shall not exceed, in the aggregate, one percent.

          1.1.77 "Substituted Limited Partner" means a Person who is admitted as a Limited Partner to the Partnership pursuant to Section 11.4.

          1.1.78 "Transaction" has the meaning set forth in Section 11.2.2.

          1.1.79 "Treasury Regulation" means the Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

          1.1.80 "Unit Adjustment Factor" means initially 1.0; provided that in the event that the General Partner (i) declares or pays a dividend on its outstanding Shares in Shares or makes a distribution to all holders of its outstanding Shares in Shares, (ii) subdivides its outstanding Shares, or (iii) combines its outstanding Shares into a smaller number of Shares, the Unit Adjustment Factor shall be adjusted by multiplying the Unit Adjustment Factor by a &action, the numerator of which shall be the number of Shares issued and outstanding on the record date (assuming for such purposes that such dividend, distribution, subdivision or combination has occurred as of such time), and the denominator of which shall be the actual number of Shares (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, subdivision or combination.

          1.1.81 "Unpaid Distribution Account" means an account maintained with respect to each Limited Partner Unit to which shall be credited on a quarterly basis, but only to the extent not distributed currently in accordance with clause (iii) of Section 5.1.1 hereof, an amount per Limited Partner Unit (multiplied by the Unit Adjustment Factor) equal to the dividend per Share paid by the General Partner for such quarter, and from which shall be debited the amount of any distributions of Available Cash or Capital Transaction Proceeds with respect of such Unpaid Distribution Account pursuant to clause (ii) of
Section 5.1.1 or clause (ii) of Section 5.1.2 hereof.

          1.1.82 "Unrealized Gain" attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (a) the fair market value of such property (as determined under Section 4.4 hereof) as of such date, over (b) the Carrying Value of such property (prior to any adjustment to be made pursuant to Section 4.4 hereof) as of such date.

          1.1.83 "Unrealized Loss" attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (a) the Carrying Value of such property (prior to any adjustment to be made pursuant to Section 4.4 hereof) as of such date, over (b) the fair market value of such property (as determined under Section 4.4 hereof) as of such date.

          1.1.84 "Valuation Date" means the date of receipt by the General Partner of a Notice of Conversion or, if such date is not a Business Day, the first Business Day thereafter.

          1.1.85 "Value" means, with respect to a Share, the average of the daily market price for the 10 consecutive trading days immediately preceding the Valuation Date. The market price for each such trading day shall be: (a) if the Shares are listed or admitted to trading on any securities exchange or the NASDAQ-National Market System, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day,
(b) if the Shares are not listed or admitted to trading on any securities exchange or the NASDAQ-National Market System, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or (c) if the Shares are not listed or admitted to trading on any securities exchange or the NASDAQ-National Market System and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 10 days prior to the date in question) for which prices have been so reported; provided, that if there are no bid and asked prices reported during the 10 days prior the date in question, the Value of the Shares shall be determined by the board of directors of the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment appropriate.

          1.1.86 "Winton Contribution Agreement" means that certain Master Combination and Contribution Agreement, dated as of November 8, 1996, among the General Partner, the Special General Partner, the Winton Limited Partners, the Partnership, and certain other parties identified therein, which provides for the issuance of Limited Partner Units in the Partnership in exchange for the contribution of certain properties listed in Exhibit B, as amended.

          1.1.87 "Winton Limited Partner" means a Limited Partner who holds a Limited Partner Unit granted in exchange for the contribution of property pursuant to the Winton Contribution Agreement.

     1.2 Currency. All payments, advances and cash contributions of capital to be made by a Partner to or on behalf of the Partnership and all cash distributions and other payments made by the Partnership to a Partner shall be made in lawful money of the United States of America, which shall at the time of payment be legal tender in payment of all debts and dues, public and private. All references in this Agreement to "dollars" shall mean United States of America dollars.

     1.3 Schedules and Exhibits. All schedules and exhibits annexed or attached hereto are expressly incorporated into and made a part of this Agreement.

     1.4 Construction of Term "Including." The terms "include" and "including" shall be construed as if followed by the phrase "without limitation."

     1.5 Certain Accounts. The Accrual Accounts and the Unpaid Distribution Accounts do not constitute capital accounts, but are established and maintained solely for the purpose of computing various distributions to be made hereunder.

     1.6 Interest Calculations. Any interest (or other amounts calculated like interest under this Agreement) which is to be calculated under this Agreement shall be computed on the daily outstanding balance of the amount on which interest accrues hereunder. All interest calculations under this Agreement, including the determination of accruals on the various accounts, shall be made monthly (but compounding, if any, would occur only on an annual basis) and shall be computed on the basis of a fraction the denominator of which is the actual number of days in the particular calendar year and the numerator of which is the actual number of days in the month for which interest is being calculated.

     1.7 Other Terms. Any term used in this Agreement which is not defined in this Article I shall have the meaning set forth elsewhere in this Agreement.

                                   ARTICLE II

                             ORGANIZATIONAL MATTERS

     2.1   Organization and Continuation; Application of Act.

          2.1.1 Organization and Continuation of Partnership. The General Partner, the Special General Partner and the Limited Partners do hereby continue the Partnership as a limited partnership according to all of the terms and provision of this Agreement and otherwise in accordance with the Act. The General Partner and the Special General Partner are the only general partners and the Limited Partners are the only limited partners in the Partnership. All Partnership profits, losses, and distributive shares of tax items accruing prior to the effectiveness of this Agreement shall be allocated in accordance with, and the respective rights and obligations of partners with respect to the period prior to the effectiveness of this Agreement shall be governed by the Initial Agreement.

          2.1.2 Application of Act. The Partnership is a limited partnership pursuant to the provisions of the Act and upon the terms and conditions set forth in this Agreement. Except as expressly provided herein to the contrary, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Act. No Partner has any interest in any Partnership property, and the Partnership Interest of each Partner shall be personal property for all purposes.

     2.2 Name. The name of the Partnership is Heritage Communities L.P. The Partnership's business may be conducted under any other name or names deemed advisable by the General Partner, including the name of the General Partner or any Affiliate thereof. The words "Limited Partnership," "L.P." "Ltd." or similar words or letters shall be included in the Partnership's name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The General Partner in its sole and absolute discretion may change the name of the Partnership at any time and from time to time and shall promptly notify the Limited Partners of such change, provided, that the name of the Partnership may not be changed to include the name, or any variant thereof, of any Limited Partner without the written consent of that Limited Partner.

     2.3 Registered Office and Agent; Principal Office. The address of the registered office of the Partnership in the State of Delaware is located at 1029 Orange Street, Wilmington, New Castle County, Delaware 19801, and the registered agent for service of process on the

Partnership in the State of Delaware at such registered office is The Corporation Trust Company. The principal office of the Partnership is 335 North Wilmot, Suite 250, Tucson, Arizona 85711, or such other place in the United States as the General. Partner may from time to time designate by notice to the Limited Partners. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the General Partner deems advisable.

     2.4 Term. The term of the Partnership shall commence on the date hereof and shall continue until December 31, 2086, unless it is dissolved sooner pursuant to the provisions of Article XIII or as otherwise provided by law.

                                   ARTICLE III

                                     PURPOSE

     3.1 Purpose and Business. The purpose and nature of the business to be conducted by the Partnership is (a) to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act and in connection therewith to sell or otherwise dispose of Partnership assets, (b) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing or the ownership of interests in any entity engaged in any of the foregoing, and (c) to do anything necessary or incidental to the foregoing which, in each case, is not in breach of this Agreement; provided, however, that each of the foregoing clauses (a), (b), and (c) shall be limited and conducted in such a manner as to permit the General Partner at all times to be classified as a REIT, unless the General Partner provides notice to the Partnership that it intends to cease or has ceased to qualify as a REIT.

     3.2 Powers. The Partnership is empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Partnership; provided, the Partnership shall not take any action which, in the reasonable business judgment of the General Partner, (a) could adversely affect the ability of the General Partner to continue to qualify as a REIT, (b) could subject the General Partner to any additional taxes under Code section 857 or Code section 4981, or (c) could violate any law or regulation of any governmental body or agency having jurisdiction over the General Partner or its securities, unless such action (or inaction) shall have been specifically consented to by the General Partner in writing.

                                   ARTICLE IV

           CAPITAL CONTRIBUTIONS; ISSUANCE OF UNITS; CAPITAL ACCOUNTS

     4.1   Capital Contributions of the Partners.

          4.1.1  Initial Capital Contributions.

               (a) The General Partner, the Special General Partner and the Formation Limited Partner each previously contributed $100.00 to the Partnership's capital. The Formation Limited Partner has withdrawn and his Capital Contribution has been returned. The

Winton Limited Partners have made their respective Capital Contributions in accordance with Code section 721(a) as set forth in the Winton Contribution Agreement and Exhibit B.

               (b) At the time of the execution of this Agreement, the Partners shall make or shall have made their respective Capital Contributions as required or permitted by the Merit Contribution Agreements and as set forth in Exhibit A to this Agreement. The General Partner's Capital Contribution may include all or any part of the Partnership's costs associated with the contribution and acquisition of the properties contributed by the Limited Partners, including due diligence costs, transfer fees and other closing costs, as determined in the General Partner's sole discretion. Partnership Units acquired by the General Partner or the Special General Partner in exchange for such Capital Contributions shall be deemed to be the General Partnership Interest. The Limited Partners' contributions shall be contributions of property to the Partnership in accordance with Code section 721(a) as set forth in the Contribution Agreements and Exhibit B attached hereto.

               (c) The Partners shall own Partnership Units in the amounts set forth in Exhibit A and shall have a Percentage Interest in the Partnership as set forth in Exhibit A, which Percentage Interest shall be adjusted in Exhibit A from time to time by the General Partner in accordance with Section 1.1.63 to the extent necessary to reflect accurately redemptions, conversions, Capital Contributions, the issuance of additional Partnership Units, or similar events having an effect on a Partner's Percentage Interest.

          4.1.2 Additional Capital Contributions or Assessments. No Partner shall be assessed or, except for any such amounts which a Limited Partner may be obligated to repay under Section 10.5, be required to contribute additional funds, except as provided in Sections 4.1.5 and 7.1.1(c), or other property to the Partnership. Any additional funds required by the Partnership, as determined by the General Partner in its reasonable business judgment, may, at the option of the General Partner and without an obligation to do so, be contributed by the General Partner, the Special General Partner, or both as additional Capital Contributions; provided, however, that the General Partner, separately or together with the Special General Partner, shall contribute to the Partnership an additional $400,000 as a Capital Contribution during each Fiscal Year in exchange for General Partner Units which shall be added to the General Partnership Interest. If and as the General Partner or the Special General Partner makes additional Capital Contributions to the Partnership as provided for in this Section 4.1.2, each such Partner shall receive additional General Partner Units.

          4.1.3 Return of Capital Contributions. Except as otherwise expressly provided herein, the Capital Contribution of each Partner will be returned to that Partner only in the manner and to the extent provided in Article V and
Article XIII hereof, and no Partner may withdraw from the Partnership or otherwise have any right to demand or receive the return of its Capital Contribution to the Partnership (as such), except as specifically provided herein. Under circumstances requiring a return of any Capital Contribution, no Partner shall have the right to receive property other than cash, except as specifically provided herein. No Partner shall be entitled to interest on any Capital Contribution or Capital Account notwithstanding any disproportion therein as between the Partners. Except as specifically provided herein, neither the General partner nor the Special General Partner shall be liable for the return of any portion of the Capital Contribution of any Limited Partner, and the return of such Capital Contributions shall be made solely from Partnership assets.

          4.1.4 Liability of Limited Partners. No Limited Partner shall have any further personal liability to contribute money to, or in respect of, the liabilities or the obligations of the Partnership, nor shall any Limited Partner be personally liable for any obligations of the Partnership, except as otherwise provided in Section 4.1.2 or in the Act. No Limited Partner shall be required' to make any contributions to the capital of the Partnership other than its Capital Contribution.

          4.1.5 Negative Capital Account. If the General Partner or the Special General Partner, on the date of "liquidation" of its respective interest in the Partnership (within the meaning of Treasury Regulation section 1.704-1(b)(2)(ii)(g)), has a negative balance in its Capital Account, then such Partner shall contribute in cash to the capital of the Partnership the amount required to increase its Capital Account as of such date to zero. Any such contribution required of the General Partner or the Special General Partner under this Section 4.1.5 shall be made by such Partner on or before the later of
(i) the end of the Partnership Year in which such Partner's interest in the Partnership is liquidated, or (ii) the ninetieth calendar day following the date of such liquidation. Notwithstanding any provision of this Agreement to the contrary, all amounts so contributed by the General Partner or the Special General Partner to the capital of the Partnership in accordance with this
Section 4.1.5 shall, upon liquidation of the Partnership under Article XIII hereof, be distributed in accordance with Section 13.2.1 hereof.

          4.1.6 Minimum Capital Contribution by General Partners. Notwithstanding anything contained herein to the contrary, the minimum aggregate Capital Contribution by the General Partner and the Special General Partner shall be an amount equal to at least 1.01 percent of aggregate Capital Contributions of the Limited Partners. In the event that such required minimum Capital Contribution is increased as a result of the admission of any Additional Limited Partners and the General Partner and the Special General Partner have not contributed the required minimum amount to the Partnership, the amount necessary to satisfy such required minimum Capital Contribution shall be payable by the General Partner or the Special General Partner upon admission of such Additional Limited Partner.

     4.2   Issuances of Additional Partnership Interests.

          4.2.1  General.

               (a) The General Partner is hereby authorized to cause the Partnership to issue such additional Partnership Interests in the form of Limited Partner Units for any Partnership purpose at any time or from time to time, to the Partners or to other Persons for such consideration and on such terms and conditions as shall be established by the General Partner in its sole and absolute discretion; provided, however, if the General Partner issues additional Limited Partnership Interests in exchange for the contribution of additional properties, the General Partners' obligation to make additional Capital Contributions under Section 4.1.2 shall increase by an amount equal to $400,000 multiplied by the fraction whose numerator is the number of Limited Partner Units to be issued in exchange for the additional property and whose denominator is the total number of outstanding Limited Partner Units as of the date of this Agreement.

               (b) The General Partner may make Capital Contributions of additional real properties in exchange for Limited Partner Units. The number of Limited Partner Units to be issued in exchange for such properties shall be equal to the Agreed Value of such property divided by the Value of Share, and the Valuation Date shall be the date that such property is contributed to the Partnership. The General Partner's contributions of such properties as a Limited Partner shall be set forth on Exhibit B attached hereto.

          4.2.2  Conversion of Units.

               (a) Subject to the further provisions of this Section 4.2.2 and subject to Section 8.6, each Limited Partner shall have the right (the "Conversion Right") to exchange any or all of the Limited Partner Units held by that Partner for Shares, with one Limited Partner Unit (as adjusted pursuant to 4.2.2(b)) being exchangeable for one fully paid, non-assessable Share. The Conversion Right may be exercised by a Limited Partner (a "Converting Partner") at any time after the first anniversary date of the issuance of the Limited Partner Unit that is the subject of such Notice of Conversion and from time to time thereafter by delivering such Notice of Conversion in the form attached as Exhibit C to the General Partner. Upon receipt by the General Partner of a Notice of Conversion, on the Specified Conversion Date the General Partner shall issue to the Converting Partner the number of Shares equal to the number of Limited Partner Units to be exchanged. The General Partner shall at all times reserve and keep available out of its authorized but unissued Shares, solely for the purpose of effecting the exchange of Limited Partner Units for Shares, such number of Shares as shall from time to time be sufficient to effect the conversion of all outstanding Limited Partner Units. No Limited Partner shall, solely by virtue of being the holder of one or more Limited Partner Units, be deemed to be a shareholder of or have any other interest in the General Partner.

               (b) For purposes of this Section 4.2.2, the number of Limited Partner Units exchanged by any Limited Partner shall be proportionately adjusted by multiplying the number of Limited Partner Units being exchanged by such Limited Partner by the Unit Adjustment Factor, the intent of this provision is that one Limited Partner Unit (as adjusted) remains exchangeable for one Share without dilution. In the event the General Partner issues any Shares in exchange for Limited Partner Units pursuant to this Section 4.2.2, any such Limited Partner Units so acquired by the General Partner shall thereafter be owned by the General Partner as Limited Partner Units for all purposes of this Agreement, except for those actions requiring the vote of the Limited Partners or Limited Partner Consent Each Converting Partner agrees to execute such documents as the General Partner may reasonably require in connection with the issuance of Shares upon exercise of the Conversion Right.

               (c) On any Specified Conversion Date occurring on or prior to the tenth anniversary of the issuance of the Limited Partner Unit that is the subject of such Notice of Conversion, the Partnership shall pay in cash to any Converting Partner the then unreturned balances in the Accrual Accounts and Unpaid Distribution Accounts maintained for the Limited Partner Units that are the subject of the Notice of Conversion.

               (d) On any Specified Conversion Date occurring after the tenth anniversary of the issuance of the Limited Partner Unit that is the subject of such Notice of Conversion, the Partnership shall pay in cash to any Converting Partner the then unreturned balances in the. Accrual Accounts and Unpaid Distribution Accounts maintained for the Limited Partner Units that are the subject of the Notice of Conversion; provided, however, that no such payment of the then unreturned balances in such Accrual Accounts and Unpaid Distribution Accounts shall be required if the Value of a Share for which a Limited Partner Unit is exchangeable pursuant to a Limited Partner's Conversion Right is at least 110 percent of the sum of (i) the quotient obtained by dividing the Converting Partner's Capital Contribution as set forth on Exhibit A by the number of Limited Partner Units (multiplied by the Unit Adjustment Factor) originally held by such Partner and (ii) the then unreturned balances per Limited Partner Unit (as adjusted by the Unit Adjustment Factor) in the Accrual Accounts and Unpaid Distribution Accounts maintained for the Partnership Units that are the subject of the Notice of Conversion.

     4.3 No Preemptive Rights. Except as specifically provided in this Agreement, no Person shall have any preemptive, preferential or other similar right with respect to (a) additional Capital Contributions or loans to the Partnership or (b) issuance or sale of any Partnership Units.

     4.4   Capital Accounts of the Partners.

          4.4.1 General. The Partnership shall maintain for each partner a separate Capital Account in accordance with the rules of Treasury Regulation section 1.704-1(b)(2)(iv). Such Capital Account shall be increased by (a) the amount of all Capital Contributions made by such Partner to the Partnership pursuant to this Agreement and (b) all items of Partnership income and gain (including income and gain exempt from tax) computed in accordance with Section
4.4.2 hereof and allocated to such Partner pursuant to Sections 6.1 and 6.2 of this Agreement, and decreased by (i) the amount of cash or Agreed Value of all actual and deemed distributions of cash or property made to such Partner pursuant to this Agreement and (ii) all items of Partnership deduction and loss computed in accordance with Section 4.4.2 hereof and allocated to such Partner pursuant to Sections 6.1 and 6.2 of this Agreement.

          4.4.2 Income, Gains, Deductions, and Losses. For purposes of computing the amount of any item of income, gain, loss or deduction to be reflected in the Partner's Capital Accounts, unless otherwise specified in this Agreement, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income tax purposes determined in accordance with Code section 703(a) (for this purpose all items of income, gain, loss or deduction required to be stated separately pursuant to Code section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

               (a) Except as otherwise provided in Treasury Regulation section 1.704l(b)(2)(iv)(m), the computation of all items of income, gain, loss and deduction shall be made without regard to any election under Code section 754 which may be made by the Partnership; provided, the amounts of any adjustments to the adjusted bases of the assets of the Partnership made pursuant to Code section 734 as a result of the distribution of property by the Partnership to a Partner (to the extent that such adjustments have not previously been reflected in the Partners' Capital Accounts) shall be reflected in the Capital Accounts of the Partners in the manner and subject to the limitations prescribed in Treasury Regulation section 1.704-1(b)(2)(iv)(m).

               (b) The computation of all items of income, gain, loss and deduction shall be made without regard to the fact that items described in Code sections 705(a)(1)(b) or 705(a)(2)(b) are not includable in gross income or are neither currently deductible nor capitalized for federal income tax purposes.

               (c) Any income, gain or loss attributable to the taxable disposition of any Partnership property shall be determined as if the adjusted basis of such property as of such date of disposition were equal in amount to the Partnership's Carrying Value with respect to such property as of such date.

               (d) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such fiscal year.

               (e) In the event the Carrying Value of any Partnership asset is adjusted pursuant to Section 4.4.4 hereof, the amount of any such adjustment shall be taken into account as gain or loss from the disposition of such asset.

               (f) Any items specifically allocated under Section 6.3 hereof shall not be taken into account.

          4.4.3 Transfer of Partnership Units. A transferee of a Partnership Unit shall succeed to a pro rata portion of the Capital Account of the transferor.

          4.4.4  Unrealized Gains and Losses.

               (a)  (a) Consistent with the provisions of Treasury Regulation section 1.704l(b)(2)(iv)(f), and as provided in Section 4.4.4(b), the Carrying Values of all Partnership assets shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as of the times of the adjustments provided in Section 4.4.4(b) hereof, as if such Unrealized Gain or Unrealized Loss has been recognized on an actual sale of each such property and allocated pursuant to Section 6.1 of the Agreement.

               (b)  Such adjustments shall be made as of the following times:
(i) immediately prior to the acquisition of an additional interest in the Partnership by any new or existing Partner in exchange for more than a de minimis Capital Contribution; (ii) immediately prior to the distribution by the Partnership to a Partner of more than a de minimis amount of Property as consideration for an interest in the Partnership; and (Hi) immediately prior to the liquidation of the Partnership or the General Partner's interest in the Partnership within the meaning of Treasury Regulation section 1.704-1(b)(2)(ii)(g); provided, however, that adjustments pursuant to clauses
(i) and (ii) above shall be made only if such adjustments are necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership.

               (c) In accordance with Treasury Regulation section 1.704-1(b)(2)(iv)(e), the Carrying Value of Partnership assets distributed in kind shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as of the time any such asset is distributed.

               (d) In determining such Unrealized Gain or Unrealized Loss the aggregate cash amount and fair market value of all Partnership assets (including cash or cash equivalents) shall be determined by the General Partner using such reasonable method of valuation as it may adopt, or in the case of a liquidating distribution pursuant to Article XIII of this Agreement, be determined and allocated by the Liquidator using such reasonable methods of valuation as it may adopt.

          4.4.5 Modification by General Partner. The provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulation section 1.7041(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the General Partner shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debts or credits thereto (including, without limitation, debits or credits relating to liabilities which are secure by contributed or distributed property or which are assumed by the Partnership, the General Partner, or any Limited Partners) are computed to comply with such Regulations, the General Partner shall give prompt written notice to each of the Limited Partners. In the event that the General Partner does not receive a written objection to such proposed modification within 20 Business Days after the date on which the General Partner first sent such notice, the General Partner may make such modification. In the event that the General Partner receives one or more written objections within such 20 Business Day period, the General Partner and the objecting Limited Partners shall attempt to resolve such matter within 10 Business Days from the expiration of such 20 Business Day period. In the event that the General Partner and the objecting Limited Partners cannot resolve such matter, the Partners select Deloitte & Touche to decide such matter and such determination shall be final. Notwithstanding the foregoing, no modification hereunder shall be made by the General Partner where such modification would have a material effect on the amounts distributable to any Person pursuant to Article XIII of this Agreement upon the liquidation of the Partnership. The General Partner also shall (a) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Partners and the amount of Partnership capital reflected on the Partnership's balance sheet, as computed for book purposes, in accordance with Treasury Regulation section 1.104-1 (b)(2)(iv)(q), and (b) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Treasury Regulation section 1.704-1(b).

          4.4.6 General Partner's Minimum Capital Account Balance. Notwithstanding anything contained herein to the contrary, the General Partner and the Special General Partner shall at all times maintain an aggregate Capital Account balance of at least the lesser of (i) one percent of the positive aggregate Capital Account balances of all Partners (including the General Partner and the Special General Partner), or (ii) $500,000.

     4.5 Waiver and Recontribution. Each Limited Partner understands that (a) the offer and sale of the Units has not been registered under the Securities Act, and (b) the failure to register the Units could result in the Limited Partner being granted certain rights under federal securities law to rescind the Limited Partner's contribution to the Partnership. Each Limited Partner (i) hereby waives any and all rights it now has or may hereafter be granted under federal or applicable state securities laws to rescind its contribution to the Partnership on the basis that the offer and sale of the Units was not registered under the Securities Act (the "Waiver") and (ii) agrees that if the Waiver is deemed void or unenforceable for any reason, including, without limitation, Section 14 of the Securities Act, the entire beneficial interest in all property and amounts received by the Limited Partner in payment of any such rescission (regardless of whether such action was initiated by the Limited Partner) or otherwise received by the Limited Partner as damages solely for failure to register the offer and sale of the Units under the Securities Act, will be promptly paid over and contributed by the Limited Partner to the Partnership, for no additional consideration from the General Partner or the Partnership and the Limited Partner will retain its Units and remain a Limited Partner of the Partnership. Each Limited Partner hereby consents to the disclosure of the agreements contained in this Section 4.5 in any prospectus forming a part of any registration statement of the General Partner filed with the Securities and Exchange Commission pursuant to the Securities Act.

                                    ARTICLE V

                                  DISTRIBUTIONS

     5.1   Requirement and Characterization of Distributions.

          5.1.1 Distributions of Available Cash Flow. Subject to Sections 5.2 and 5.3 hereof, the General Partner shall distribute quarterly an amount equal to 100 percent of Available Cash generated by the Partnership during such quarter to the Partners who are Partners at the close of business on the Partnership Record Date with respect to such quarter in the following order of priority and to the extent of such Available Cash: (a) first, to each Limited Partner to the extent of and in proportion to the then unreturned balance of the Accrual Account maintained with respect to each Limited Partner Unit held by such Limited Partner; (b) second, to each Limited Partner to the extent of and in 'proportion to the then unreturned balance of the Unpaid Distribution Account maintained with respect to each Limited Partner Unit held by such Limited Partner; (c) third, to each Limited Partner to the extent of and in proportion to an amount per Limited Partner Unit (multiplied by the Unit Adjustment Factor) held by such Limited Partner equal to the dividend per Share paid by the General Partner for such quarter, and (d) fourth, the balance, if any, of the Available Cash for such quarter shall be distributed to the General Partners, pro rata, based upon their respective General Partner Units. No distribution (other than to a Converting Partner as provided in Section 4.4.2(c) and 4.2.2(d)) shall be made for any distribution period in respect of General Partner Units held by the General Partners unless all distributions due the Limited Partners in accordance with clauses (a), (b) and (c) of this Section 5.1.1 shall have been paid for all prior periods. Notwithstanding anything to the contrary contained herein, in no event may a Partner receive a distribution of Available Cash attributable to any period with respect to a Unit if such Partner is entitled to receive a dividend out of Funds from Operations attributable to such period with respect to a Share for which such Unit has been redeemed or exchanged.

          5.1.2 Distributions of Capital Transaction Proceeds. Subject to Sections 5.2 and 5.3 hereof, until the tenth anniversary of the Contribution Date of any property set forth on Exhibit B that is the subject of a Capital Transaction, the General Partner shall distribute Capital Transaction Proceeds received by the Partnership within 30 days after the date on which said Capital Transaction occurs (the "Capital Transaction Record Date") to the Partners who are Partners at the close of business on the Capital Transaction Record Date in the following order of priority and to the extent of such Capital Transaction Proceeds: (a) first, to each Limited Partner to the extent of and in proportion to the then unreturned balance of the Accrual Account maintained with respect to each Limited Partner Unit held by such Limited Partner, (b) second, to each Limited Partner to the extent of and in proportion to the then unreturned balance of the Unpaid Distribution Account maintained with respect to each Limited Partner Unit held by such Limited Partner, and (c) third, the balances, if any, of the Capital Transaction Proceeds shall be distributed to the General Partners, pro rata, based upon their General Partnership Interests. After the tenth anniversary of the Contribution Date of any property set forth on Exhibit B that is the subject of a Capital Transaction, the General Partner shall distribute Capital Transaction Proceeds received by the Partnership within 30 days after the Capital Transaction Record Date to the General Partners, pro rata, based upon their General Partnership Interests, and no other Partner shall have a right to share in such distribution; provided that the General Partner shall give the Limited Partners 10 days prior written notice of any such distribution.

     5.2 Amounts Withheld. All amounts withheld pursuant to the Code or any provisions of any state or local tax law' and Section 10.5 hereof with respect to any allocation, payment or distribution to the General Partner, the Special General Partner or any Limited Partners or Assignees shall be promptly paid solely out of funds of the Partnership by the General Partner to the appropriate taxing authority and treated as amounts distributed to the General Partner or such Limited Partners or Assignees pursuant to Section 5.1 for all purposes under this Agreement.

     5.3 Distribution Upon Liquidation. Proceeds from a Liquidating Transaction shall be distributed to the Partners in accordance with Section 13.2.

                                   ARTICLE VI

                                   ALLOCATIONS

     6.1 Allocations for Capital Account Purposes. For purposes of maintaining the Capital Accounts and in determining the rights of the Partners among themselves, the Partnership's items of income, gain, loss and deduction (computed in accordance with Section 4.4 hereof) shall be allocated among the Partners for each taxable year (or portion thereof) as provided herein below.

          6.1.1 Net Income. After giving effect to the special allocations set forth in Section 6.2 below, Net Income shall be allocated (a) first, to each Limited Partner to the extent that, on a cumulative basis, Net Losses previously allocated to the Limited Partners pursuant to Section 6.1.2 exceed Net Income previously allocated to the Limited Partners pursuant to this clause (a) of this
Section 6.1.1, (b) second, to each Limited Partner until each Limited Partner has been allocated on a cumulative basis, Net Income equal to the sum of the distributions paid to such Limited Partner and the unreturned balances in the Accrual Accounts and the Unpaid Distribution Accounts maintained with respect to the Limited Partner Units held by such

Limited Partner, and (c) thereafter, to the General Partners, pro rata, based upon their respective General Partner Units. Notwithstanding the foregoing, the General Partners shall be allocated on a combined basis not less than one percent of each item of Partnership gain, loss, income and deduction for each year.

          6.1.2 Net Losses. After giving effect to the special allocations set forth in Section 6.2 below, Net Losses shall be allocated to the Partners in accordance with their respective Percentage Interests; provided that Net Losses shall not be allocated to any Limited Partner pursuant to this Section 6.1.2 to the extent that such allocation would cause such Limited Partner to have an Adjusted Capital Account Deficit at the end of such taxable year (or increase any existing Adjusted Capital Account Deficit). All Net Losses in excess of the limitations set forth in the preceding sentence of this Section 6.1.2 shall be allocated to the General Partners, pro rata, based upon their respective General Partner Units.

          6.1.3  Nonrecourse Liabilities. For purposes of Treasury Regulation section 1.752-3(a), the Partners agree that Nonrecourse Liabilities of the Partnership in excess of the sum of (a) the amount of Partnership Minimum Gain and (b) the total amount of Nonrecourse Built-in Gain shall be allocated among the Partners in accordance with their respective Percentage Interests.

          6.1.4 Gains. Any gain allocated to the Partners upon the sale or other taxable disposition of any Partnership asset shall to the extent possible, after taking into account other required allocations of gain pursuant to Section
6.2 below, be characterized as Recapture Income in the same proportions and to the same extent as such Partners have been allocated any deductions directly or indirectly giving rise to the treatment of such gains as Recapture Income.

     6.2 Special Allocation Rules. Notwithstanding any other provision of the Agreement, the following special allocations shall be made in the following order:

          6.2.1 Minimum Gain Chargeback. Notwithstanding any other provisions of Article VI, if there is a net decrease in Partnership Minimum rain during any Partnership Year, each Partner shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain, as determined under Treasury Regulation section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Treasury Regulation section 1.704-2(f)(6). This Section 6.2.1 is intended to comply with the minimum gain chargeback requirements in Treasury Regulation section 1.704-2(f), and, for purposes of this Section 6.2.1 only, each Partner's Adjusted Capital Account Deficit shall be determined prior to any other allocations pursuant t6 Section
6.1 of the Agreement with respect to such fiscal year and without regard to any decrease in Partner Minimum Gain during such fiscal year.

          6.2.2 Partner Minimum Gain Chargeback. Notwithstanding any other provision of Article VI (except Section 6.2.1 hereof), if there is a net decrease in Partner Minimum Gain attributable to a Partner Nonrecourse Debt during any Partnership fiscal year, each Partner who has a share of the Partner Minimum Gain attributable to such Partner

Nonrecourse Debt, determined in accordance with Treasury Regulation section 1.704-2(i)(5), shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Treasury Regulation section 1.704-2(i)(5). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Treasury Regulation section 1.704-2(i)(4). This Section 6.2.2 is intended to comply with the minimum gain chargeback requirement in Treasury Regulation section 1.704-2(i)(4) and shall be interpreted consistently therewith. Solely for purposes of this Section 6.2.2, each Partner's Adjusted Capital Account Deficit shall be determined prior to any other allocations pursuant to Article VI of this Agreement with respect to such fiscal year, other than allocations pursuant to Section 6.2.1 hereof.

          6.2.3 Qualified Income Offset. In the event any Partner unexpectedly receives any adjustments, allocations or distributions described in paragraphs
(4), (5) or (6) of Treasury Regulation section 1.704-1(b)(2)(ii)(d), and after giving effect to the allocations required under Section 6.2.1 and 6.2.2 hereof, such Partner has an Adjusted Capital Account Deficit, items of Partnership income and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, its Adjusted Capital Account Deficit created by such adjustments, allocations or distributions as quickly as possible.

          6.2.4 Nonrecourse Deductions. Nonrecourse Deductions for any taxable period shall be allocated to the Partners in accordance with their respective Percentage Interests. If the General Partner determines in its good faith discretion that the Partnership's Nonrecourse Deductions must be allocated in a different ratio to satisfy the safe harbor requirements of the Treasury Regulations promulgated under Code section 704(b), the General Partner is authorized, upon notice to the Limited Partners in accordance with Section 4.4.5 hereof, to revise the prescribed ratio to the numerically closest ratio which does satisfy such requirements.

          6.2.5 Partner Nonrecourse Deductions. Any Partner Nonrecourse Deductions for any fiscal year shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Treasury Regulation section 1.704-2(i)(2).

          6.2.6 Code Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code section 734(b) or Code section 743(b) is required pursuant to Treasury Regulation section I.704-I(b)(2)(iv)(m) to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such item of gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such section of the Treasury Regulations.

     6.3   Allocations for Tax Purposes.

          6.3.1 General. Except as otherwise provided in this Section 6.3, for federal income tax purposes, each item of income, gain, loss and deduction shall be allocated among the Partners in the same manner as its correlative item of "book" income, gain, loss or deduction is allocated pursuant to Sections 6.1 and
6.2 of this Agreement.

          6.3.2 To Eliminate Book-Tax Disparities. In an attempt to eliminate Book-Tax Disparities attributable to a Contributed Property or Adjusted Property, items of income, gain, loss, and deduction shall be allocated for federal income tax purposes among the Partners as follows:

               (a) (i) In the case of a Contributed Property, such items attributable thereto shall be allocated among the Partners consistent with the principles of Code section 704(c) that takes into account the variation between the Code section 704( c) Value of such property and its adjusted basis at the time of contribution; and (ii) any item of Residual Gain or Residual Loss attributable to a Contributed Property shall be allocated among the Partners in the same manner as its correlative item of "book" gain or loss is allocated pursuant to Sections 6.1 and 6.2 of this Agreement.

               (b)  (i) In the case of an Adjusted Property, such items shall
(A) first, be allocated among the Partners in a manner consistent with the principles of Code section 704(c) to take into account the Unrealized Gain or Unrealized Loss attributable to such property and the allocations thereof pursuant to Section 4.4, and (B) second, in the event such property was originally a Contributed Property, be allocated among the Partners in a manner consistent with Section 6.3.2(a)(i); and (ii) any item of Residual Gain or Residual Loss attributable to an Adjusted Property shall be allocated among the Partners in the same manner as its correlative item of "book" gain or loss is allocated pursuant to Sections 6.1 and 6.2 of this Agreement.

               (c) All other items of income, gain, loss and deduction shall be allocated among the Partners in the same manner as their correlative item of "book" gain or loss is allocated pursuant to Sections 6.1 and 6.2 of this Agreement.

          6.3.3 Power of General Partner to Elect Method. To the extent Treasury Regulations promulgated pursuant to Code section 704(c) permit a partnership to utilize alternative methods to eliminate the disparities between the agreed value of property and its adjusted basis the General Partner shall elect the traditional method without curative allocations to be used by the Partnership and such ejection shall be binding on all Partners.

                                   ARTICLE VII

                      MANAGEMENT AND OPERATIONS OF BUSINESS

     7.1   Management.

          7.1.1 Powers of General Partner. Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Partnership are vested exclusively in the General Partner, and no other Partner shall have any right to participate in or exercise control or management power over the business and affairs of the Partnership; provided, however, that the General Partner may delegate any of its powers set forth in this Agreement or under applicable law to the Special General Partner, provided that the Special General Partner is a direct or indirect wholly owned subsidiary of the General Partner. Notwithstanding anything to the contrary in this Agreement, neither the General Partner nor the Special General Partner may be removed by the Limited Partners with or without cause; provided, however, that if the Special General Partner is not a direct or indirect wholly owned subsidiary of the General Partner, the Special General Partner may be removed with or without cause by Limited Partner Consent. In addition to the powers now or hereafter granted a general partner of a limited partnership under applicable law or which are granted to the General Partner (or delegated to the Special General Partner) under any other provision of this Agreement, the General Partner, subject to Section 7.3 hereof, shall have full power and authority to do all things deemed necessary or desirable by it to conduct the business of the Partnership, to exercise all powers set forth in Section 3.2 hereof and to effect the purposes set forth in Section 3.] hereof, including, without limitation:

               (a) the making of any expenditures, the lending or borrowing of money (including, without limitation, making prepayments on loans and borrowing money to permit the Partnership to make distributions to its Partners in such amounts as will permit the General Partner (so long as the General Partner desires to qualify as a REIT) to avoid the payment of any federal income tax (including, for this purpose, any excise tax pursuant to Code section 4981) and to make distributions to its shareholders sufficient to permit the General Partner to maintain REIT status), the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidences of indebtedness (including the securing of same by mortgage, deed of trust or other lien or encumbrance on the Partnership's assets) and the incurring of any obligations it deems necessary for the conduct of the activities of the Partnership;

               (b) the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership;

               (c) the acquisition, disposition, conveyance, mortgage, pledge, encumbrance, hypothecation or exchange of any assets of the Partnership, which powers shall include, without limitation, the power to pledge any or all of the assets of the Partnership to secure a loan or other financing to the General Partner (the proceeds of which are not required to be contributed or loaned to this Partnership); provided, however, that to the extent that any payment of debt service on and closing costs in connection with any such mortgage, pledge, encumbrance or hypothecation shall result in the Partnership being unable to pay ..the maximum amount payable with respect to any quarterly distributions to Limited Partners pursuant to Section 5.1, then the General Partner shall make additional Capital Contributor's as are necessary to enable the Partnership to pay the maximum amount payable with respect to any quarterly distributions to Limited Partners pursuant to Section 5.1 (provided that the General Partner shall have no obligation to make such additional Capital Contributions in an amount exceeding the amount of debt service and closing costs actually paid), and provided, further, that the General Partner shall and does hereby indemnify the Limited Partners to the extent any foreclosure on any such mortgage, pledge, encumbrance or hypothecation results in a loss in the value of the Limited Partnership Interests;

               (d) the use of the assets of the Partnership (including, without limitation, cash on hand) for any purpose consistent with the terms of this Agreement and on any terms it sees fit, including, without limitation, the financing of the conduct of the operations of the General Partner (to the extent necessary to maintain its REIT status), the Partnership, any Subsidiary Partnership, or any of the Partnership's Subsidiaries, the lending of funds to other Persons (including and Subsidiary Partnership and the Partnership's Subsidiaries) and the repayment of obligations of the Partnership, its Subsidiaries, the Subsidiary Partnerships and any other Person in which it has an equity investment and the making of capital contributions to the Subsidiary Partnerships and its Subsidiaries, the creation, by grant or otherwise, of easements or servitudes, and the performance of any and all acts necessary or appropriate to the operation of the Partnership assets, including applications for rezoning, objections to rezoning, constructing, altering, improving, repairing, renovating, rehabilitating, razing, demolishing or condemning any improvements or property of the Partnership;

               (e) the negotiation, execution, and performance of (i) any contracts, conveyances or other instruments (including with Affiliates of the Partnership to the extent provided in Section 7.6) that the General Partner considers useful or necessary to the conduct of the Partnership's operations or the implementation of the General Partner's powers under this Agreement, including, without limitation, the execution and delivery of leases on behalf of or in the name of the Partnership or any Subsidiary Partnership (including the lease of Partnership property for any purpose and without limit as to the term thereof, whether or not such term (including renewal terms) shall extend beyond the date of termination of the Partnership and whether or not the portion so leased is to be occupied by the lessee or, in turn, subleased in whole or in part to others), (ii) a management agreement with ASR Investments Corporation on behalf of the Partnership providing for the day-to-day management of the Partnership on terms substantially similar to the management agreements currently existing between the General Partner and its Affiliates, and (iii) property management agreements with a REIT subsidiary or Affiliate providing for the day-to-day management of the Partnership and Subsidiary Partnership properties on terms substantially similar to the property management agreements currently existing for such properties;

               (f) the contribution, transfer or conveyance of any Partnership properties to (i) any Subsidiary Partnership in a transaction qualifying for nonrecognition treatment under Code section 721 for the purpose of holding Partnership property in a single purpose entity;

               (g) the opening and closing of bank accounts, the investment of Partnership funds in securities, certificates of deposit and other instruments, and the distribution of Partnership cash or other Partnership assets in accordance with this Agreement;

               (h) the selection and dismissal of employees of the Partnership, any Subsidiary Partnership, the General Partner or the Special General Partner (including, without limitation, employees having titles such as "president," "vice president," "secretary" and "treasurer"), and the engagement and dismissal of agents, outside attorneys, accountants, engineers, appraisers, consultants, contractors and other professionals on behalf of the General Partner, the Special General Partner, the Partnership or any Subsidiary Partnership and the determination of their compensation and other terms of employment or hiring;

               (i) the maintenance of such insurance for the benefit of the Partnership and the Partners as it deems necessary or appropriate;

               (j) the control of any matters affecting the rights and obligations of the Partnership, including the conduct of litigation and the incurring of legal expense and the settlement of claims and litigation, and the indemnification of any Person against liabilities and contingencies to the extent permitted by law;

               (k) the determination of the fair market value of any Partnership property distributed in kind using such reasonable method of valuation as it may adopt and as is consistent with Section 4.4 hereof; and

               (l) the execution, acknowledgment and delivery of any and all documents and instruments to effect any or all of the foregoing.

          7.1.2 No Approval Required for Above Powers. Each of the Limited Partners agrees that either the General Partner or the Special General Partner arc authorized to execute, deliver and perform the above-mentioned agreements and transactions on behalf of the Partnership without any further act, approval or vote of the Partners, notwithstanding any other provision of this Agreement (except as provided in Section 7.3 and except where Limited Partner Consent is expressly required herein), the Act or any applicable law, role or regulation. The execution, delivery or performance by the General Partner, the Special General Partner or the Partnership of any agreement authorized or permitted under this Agreement shall not constitute a breach by the General Partner or by the Special General Partner of any duty that the General Partner or the Special General Partner may owe the Partnership or the Limited Partners or any other Persons under this Agreement or of any duty stated or implied by law or equity.

          7.1.3 Insurance. At all times from and after the date hereof, the General Partner shall cause the Partnership to obtain and maintain casualty, liability and other insurance on the properties of the Partnership and each Subsidiary Partnership and liability insurance for the Indemnitees hereunder, provided, that in maintaining liability insurance for the Indemnitees hereunder, the Partnership shall be allocated the cost thereof on a fair and equitable basis as determined by the General Partner.

          7.1.4 Working Capital Reserves. At all times from and after the date hereof, the General Partner may cause the Partnership to establish and maintain reserves for any purpose, including the purchase of capital assets and working capital, and in such amounts as the General Partner, in its sole and absolute discretion, deems appropriate and reasonable from time to time.

          7.1.5 No Obligation to Consider Tax Consequences to Limited Partners. In exercising their authority under this Agreement, the General Partner and the Special General Partner may, but shall be under no obligation to, take into account the tax consequences to any Partner of any action taken by it. The General Partner, the Special General Partner and the Partnership shall not have liability to a Limited Partner under any circumstances as a result of an income tax liability incurred by such Limited Partner as a result of an action (or inaction) by the General Partner or the Special General Partner pursuant to their authority under this

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Agreement. The General Partner shall use its reasonable efforts to effect the disposition of assets through means of exchanges which defer federal income taxation; however, except as provided in Section 7.3.5, the General Partner shall have the sole discretion to determine whether to consummate an asset disposition through a tax deferred exchange and shall have no liability to the Limited Partners, or any of them, if such disposition is effected through a taxable transaction.

     7.2 Certificate of Limited Partnership. To the extent that such action is determined by the General Partner to be reasonable and necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate and do all the things to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of Delaware and each other jurisdiction in which the Partnership may elect to do business or own property. Within 15 Business Days after filing, the General Partner will deliver or mail a copy of the Certificate, as it may be amended or restated from time to time, to any Limited Partner. The General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents as may reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the Limited Partners have limited liability) in the State of Delaware and any other jurisdiction in which the Partnership may elect to do business or own property.

     7.3 Restrictions on General Partner's Authority. Neither the General Partner nor the Special General Partner may take any action in contravention of this Agreement or the partnership agreement of any Subsidiary Partnership. Without the written consent of ail of the Limited Partners, the General Partner and the Special General Partner shall not cause or permit the Partnership or any Subsidiary Partnership to do any of the following:

          7.3.1 Take any action that would make it impossible to carry on the ordinary business of the Partnership or any Subsidiary Partnership, except as otherwise provided in this Agreement;

          7.3.2 Possess property of the Partnership or any Subsidiary Partnership, or assign any rights in specific Partnership or Subsidiary Partnership property, for other than a Partnership purpose except as otherwise provided in this Agreement;

          7.3.3 Admit a Person as a Partner, except as otherwise provided in this Agreement;

          7.3.4 Perform any act that would subject a Limited Partner to liability as a general partner in any jurisdiction or any other liability except as expressly provided herein or under the Act;

          7.3.5 Until the earlier to occur of (a) the date on which 75 percent of the Limited Partner Units issued in exchange for the contribution of such real property shall have been exchanged pursuant to Limited Partners' Conversion Rights, or (b) the tenth anniversary of the Contribution Date of such real property, dispose of any interest in real property of the Partnership or any Subsidiary Partnership other than (i) in transactions that qualify as tax deferred exchanges under Code section 1031, (ii) transfers by the

Partnership to any Subsidiary Partnership or by any Subsidiary Partnership to the Partnership, or (iii) a pledge of any assets of the Partnership to secure a loan or other financing to the General Partner as provided in Section 7.1.1(c); provided, however, that this Section 7.3.5 shall not apply to any real property contributed by the General Partner in exchange for Limited Partner Units, and for purposes of this Section 7.3.5, the General Partner shall have sole discretion to consummate any such transaction based upon its good faith determination of the values of the assets so exchanged; or

          7.3.6 Cause the Partnership to merge or consolidate, or engage in any forced share exchange, with any other Person.

     7.4   Responsibility for Expenses.

          7.4.1 No Compensation. Except as provided in this Section 7.4 and elsewhere in this Agreement (including the provisions of Articles V and VI regarding distributions, payments, and allocations to which it may be entitled), neither the General Partner nor the Special General Partner shall be compensated for their services as general partners of the Partnership.

          7.4.2 Responsibility for Ownership and Operation Expenses. The Partnership shall be responsible for and shall pay all expenses relating to the Partnership's ownership of its assets, and the operation of, or for the benefit of, the Partnership, and the General Partners shall be reimbursed on a monthly basis, for all reasonable and customary expenses incurred relating to the Partnership's ownership of its assets and the operation of, or for the benefit of, the Partnership; provided, that the amount of any such reimbursement shall be reduced by any interest earned by the General Partners with respect to bank accounts or other instruments held by them as permitted in Section 7.10. Such reimbursements shall be in addition to any reimbursement to the General Partners as a result of indemnification pursuant to Section 7.7 hereof.

     7.5 Outside Activities of the General Partner. Nothing herein contained shall prevent or prohibit the General Partner, the Special General Partner or any employee or other Affiliate of the General Partner or the Special General Partner from entering into, engaging in or conducting any other activity or performing for a fee any service, including engaging in any business dealing with real property of any type or location; owning, managing, leasing or disposing of any real property of any type or location; acting as a director, officer or employee of any corporation, as a trustee of any trust, as a general partner of any partnership, or as an administrative official of any other business entity, or receiving compensation for services to, or participating in profits derived from, the investments of any such business, property, corporation, trust, partnership or other entity, regardless of whether such activities are competitive with the Partnership; and nothing herein shall require the General Partner or any employee or Affiliate thereof to offer any interest in such activities to the Partnership or any Partner.

     7.6 Contracts with Affiliates. Except as otherwise expressly contemplated pursuant to Section 7.1, neither the General Partners nor any of their Affiliates shall (a) sell, transfer or convey any property to, or purchase any property from, the Partnership, directly or indirectly, or (b) enter into any agreement for the provision of services to the Partnership, except, in both such cases, pursuant to transactions or agreements that are on terms that are fair and reasonable and no less favorable to the Partnership than would be obtained from an unaffiliated third party in connection therewith. In entering into such transactions with Affiliates, the General Partners shall not allocate expenses and similar items disproportionately between the General Partners and the Partnership.

     7.7   Indemnification.

          7.7.1 General. The Partnership shall indemnity an Indemnitee for, from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative, or investigative, that relate to the operations of the Partnership as set forth in this Agreement in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, unless it is established that: (a) the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty, willful misconduct or gross negligence; (b) the Indemnitee actually received an improper personal benefit in money, property or services; or (c) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 7.7.1. The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee acted in a manner contrary to that specified in this Section 7.7.1. Any indemnification pursuant to this Section 7.7 shall be made only out of the assets of the Partnership.

          7.7.2 In Advance of Final Disposition. Reasonable expenses incurred by an Indemnitee who is a party to a proceeding may be paid or reimburse by the Partnership in advance of the final disposition of the proceeding upon receipt by the Partnership of (a) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in this Section 7.7 has been met and (b) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

          7.7.3 Other Than by This Section. The indemnification provided by this Section 7.7 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity.

          7.7.4 Insurance. The Partnership may purchase and maintain insurance on behalf of the Indemnitees and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement; provided, that in maintaining such insurance, the Partnership shall be allocated the cost thereof on a fair and equitable basis as determined by the General Partner.

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

          7.7.5 No Personal Liability for Limited Partners. In no event may an Indemnitee subject the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

          7.7.6 Interested Transactions. An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.7 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise expressly permitted by the terms of this Agreement.

          7.7.7 Binding Effect. The provisions of this Section 7.7 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

     7.8   Liability of the General Partners.

          7.8.1 General. Notwithstanding anything to the contrary set forth in this Agreement, neither the General Partner nor the Special General partner shall be liable for monetary damages to the Partnership, any Partners or any Assignees for losses sustained or liabilities incurred as a result of errors in judgment or of any act or omission by the General Partner or the Special General Partner, except that the General Partners shall be liable to the Partnership and Partners for losses sustained or liabilities incurred in whole or in part by a general partner's fraud, willful misconduct or gross negligence.

          7.8.2 No Obligation to Consider Interests of Limited Partners. The Limited Partners expressly acknowledge (a) that the General Partner and the Special General Partner are acting on behalf of the Partnership, in a manner consistent with their roles as general partners; (b) that, except to the limited extent provided in Section 7.1.5 hereof, neither the General Partner nor the Special General Partner are under any obligation to consider the separate interests of the Limited Partners (including, without limitation, the tax consequences to Limited Partners or Assignees) in deciding whether to cause the Partnership to take (or decline to take) any actions which the General Partner or the Special General Partner has undertaken in good faith on behalf of the Partnership; and (c) that neither the General Partner nor the Special General Partner shall be liable for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with such decisions, provided that the General Partner or the Special General Partner has acted in good faith.

          7.8.3 Acts of Agents. Subject to the obligations and duties set forth in Section 7.1.1 hereof, the General Partner of the Special General Partner may exercise any of the powers granted to them by this Agreement and perform any of the duties imposed upon them hereunder either directly or by or through their agents. Neither the General Partner nor the Special General partner shall be responsible for any misconduct or negligence on the part of any such agent appointed in good faith.

          7.8.4 Effect of Amendment. Any amendment, modification or repeal of this Section 7.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner's or the Special General Partner's liability to the Partnership and the Limited Partners under this Section 7.8 as in effect immediately prior to such

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

amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

     7.9   Other Matters Concerning the General Partners.

          7.9.1 Reliance on Documents. The General Partners may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

          7.9.2 Reliance On Consultants and Advisers. The General Partners may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon and in accordance with the opinion of such Persons as to matters which the General Partners reasonably believe to be within such Person's professional or expert competence shall be prima facie evidence that such act was done or omitted in good faith and in accordance with such opinion.

          7.9.3 Action Through Officers and Attorneys. The General Partners shall have the right, in respect of any of their powers or obligations hereunder, to act through any duly authorized officers and a duly appointed attorney or attorneys-in-fact. Each such attorney shall, to the extent provided by the General Partner or the Special General Partner in a power of attorney, have full power and authority to do and perform all and every act and duty which is permitted or required to be done by the General Partner or the Special General Partner hereunder.

          7.9.4 Actions to Maintain REIT Status or Avoid Taxation of the General Partner. Notwithstanding any other provisions of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decisions of the General Partner to refrain from acting on behalf of the Partnership, undertaken in good faith belief that such action or omission is necessary or advisable in order (a) to protect the ability of the General Partner to continue to quality as a REIT or (b) to avoid the General Partner incurring any taxes under Code section 857 or Code section 4981, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.

     7.10 Title to Partnership Assets. Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets shall be held in the name of the Partnership. All Partnership assets shall be recorded as the property of the Partnership in its books and records.

     7.11 Reliance by Third Parties. Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner and the Special General Partner each have full power and authority to encumber, sell or otherwise use in any manner any and all assets of the Partnership (including, without limitation, in connection with any pledge of Partnership assets to secure a loan or other financing to the General Partner as provided by Section 7.1.1(c))and to enter into any contracts on behalf of the Partnership, and such Person shall be entitled to deal with the General Partner or the Special General Partner as if it were the Partnership's sole party in interest, both legally and beneficially. Each Limited Partner hereby waives any and all defenses or other remedies which may be available against such Person to contest, negate or disaffirm any action of the General Partner or the Special General Partner in connection with any such dealing. In no event shall any Person dealing with the General Partner, the Special General Partner or their representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General Partner, the Special General Partner or their representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner, the Special General Partner or their representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (a) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (b) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership and (c) such certificate document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

                                  ARTICLE VIII

                   RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

     8.1 Limitation of Liability. The Limited Partners shall have no liability under this Agreement except as expressly provided in Section 10.5 hereof.

     8.2 Management of Business. No Limited Partner or Assignee (other than the General Partner, the Special General Partner, or any of their Affiliates or any officer, director, employee, partner, agent or trustee of the General Partner, the Special General Partner, the Partnership or any of their Affiliates, in their capacities as such) shall take part in the operation, management or control (within the meaning of the Act) of the Partnership's business, transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership. The transaction of any such business by the General Partner, the Special General Partner, any of their Affiliates or any officer, director, employee, partner, agent or trustee of the General Partner, the Special General Partner, the Partnership or any of their Affiliates, in their capacities as such, shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement.

     8.3 Outside Activities of Limited Partners. The following rights shall govern outside activities of Limited Partners: (a) any Partner and any officer, director, employee, agent, trustee, Affiliate, partner, beneficiary or shareholder of any such Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities in direct competition with the Partnership, the General Partner or their Affiliates; (b) neither the Partnership nor any Partners shall have any rights by virtue of this Agreement in any business ventures of any Partner or Assignee; (c) none

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

of the Partners nor any other Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby in any business ventures of any other Person, other than the General Partner, and such Person shall have no obligation pursuant to this Agreement to offer any interest in any such business ventures to the Partnership, any Partner or any such other Person, even if such opportunity is of a character which, if presented to the Partnership, any Partner or such other Person, could be taken by such Person;
(d) the fact that a Partner may encounter opportunities to purchase, otherwise acquire, lease, sell or otherwise dispose of real or personal property and may take advantage of such opportunities himself or introduce such opportunities to entities in which he has or has not any interest, shall not subject such Partner to liability to the Partnership or any of the other Partners on accounts of the lost opportunity; and (e) except as otherwise specifically provided herein, nothing contained in this Agreement shall be deemed to prohibit a Partner or any Affiliate of a Partner from dealing, or otherwise engaging in business, with Persons transacting business or operation of real or personal property (including real estate brokerage services) and receiving compensation therefor, from any Persons who have transacted business with the Partnership or other third parties.

     8.4 Priority Among Limited Partners. No Partner (Limited or General) or Assignee shall have priority over any other Partner (Limited or General) or Assignee either as to the return of Capital Contributions or, except to the extent provided by Sections 5.1, 6.2 or 6.3 hereof, or otherwise expressly provided in this Agreement, as to profits, losses or distributions.

     8.5   Rights of Limited Partners Relating to the Partnership.

          8.5.1 Copies of Business Records. In addition to other rights provided by this Agreement or by the Act, and except as limited by Section 8.5.3 hereof, each Limited Partner shall be provided the following without demand, except as otherwise provided below, at the Partnership's expense:

               (a) promptly after becoming available, a copy of the most recent annual, quarterly and current reports and proxy statements provided to shareholders of the General Partner and, upon specific written request, copies of such documents as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, if any;

               (b) promptly after becoming available, a copy of the Partnership's federal, state and local income tax returns for each Partnership Year;

               (c) upon demand and for a purpose reasonably related to such Limited Partner's interest as a Limited Partner in the Partnership, a current list of the name and last known business, residence or mailing address of each Partner;

               (d) a copy of this Agreement and the Certificate and all amendments hereto and thereto, together with executed copies of all powers of attorney pursuant to which this Agreement, the Certificate and all amendments hereto and thereto have been executed; and

               (e) true and full information regarding the amount of cash and a description and statement of any other property or services contributed by each Partner and which each Partner has agreed to contribute in the future, and the date on which each became a partner.

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

          8.5.2 Notification of Changes in Unit Adjustment Factor. The Partnership shall notify each Limited Partner in writing of any change made to the Unit Adjustment Factor within 10 Business Days of the date such change becomes effective.

          8.5.3 Confidential Information. Notwithstanding any other provision of this Section 8.5, the General Partners may keep confidential from the Limited Partners, for such period of time as the General Partners determine to be reasonable, any information relating to the General Partner, the Special General Partner or the conduct of the General Partner's business that the General Partner believes, in its good faith judgment, the disclosure of which information would adversely affect a material financing, acquisition, disposition of assets or securities to which the General Partner is a party. Nothing contained in this Section 8.5.3 shall permit the General Partner to keep confidential from the Limited Partners any information relating to the Partnership or its business.

     8.6 Redemption Right. Notwithstanding the provisions of Section 4.4.2, the General Partner may, in the event it receives an opinion of its legal counsel that such action is necessary to maintain and preserve its classification as a REIT, or upon a determination by the General Partner that the delivery of Shares on the Specified Conversion Date would be prohibited by the Articles of Incorporation, satisfy the Conversion Right exercised by a Converting Partner set forth in a Notice of Conversion by paying to such Converting Partner the Redemption Amount on the Specified Conversion Date. In the event the General Partner acquires Limited Partner Units by satisfying the Conversion Right by paying the Redemption Amount, any such Limited Partner Units so acquired by the General Partner shall thereafter be owned by the General Partner as Limited Partner Units for all purposes of this Agreement, except for those actions requiring the vote of the Limited Partners or Limited Partner Consent. The General Partner may elect to pay the Redemption Amount for Limited Partner Units only upon receipt of a Notice of Conversion and only to the extent of the Units to be exchanged. In the event the General Partner shall exercise its right to satisfy the Conversion Right in the manner described in this
Section 8.6, the Partnership shall have no obligation to pay any amount to the Converting Partner with respect to such Converting Partner's exercise of the Conversion Right, and each of the Converting Partner, the Partnership, and the General Partner shall treat the transaction between the General Partner and the Converting Partner as a sale of the Converting Partner's Limited Partner Units to the General Partner for federal income tax purposes; each Converting Partner that the General Partner has elected to pay the Redemption Amount agrees to execute such documents as the General Partner may reasonably require in connection with the payment of the Redemption Amount.

                                   ARTICLE IX

                     BOOKS, RECORDS, ACCOUNTING AND REPORTS

     9.1 Records and Accounting. The General Partner shall keep or cause to be kept at the principal office of the Partnership appropriate books and records with respect to the Partnership's business, including all books and records necessary to provide to the Limited Partners any information, lists and copies of documents required to be provided pursuant to Section 8.5 or 9.3 hereof. Any records maintained by or on behalf of the Partnership in the regular course of its business may be kept on, or be in the form of, magnetic tape, photographs, micrographics or any other information storage device; provided, that the records so maintained are convertible into clearly legible written form within a reasonable period of time. The books of the Partnership shall be maintained for financial purposes on an accrual basis in accordance with general accepted accounting principles and for tax reporting purposes on the accrual basis.

     9.2 Fiscal Year. The fiscal year of the Partnership shall be the calendar year.

     9.3   Reports.

         9.3.1 Annual Reports. As soon as practicable, but in no event later than the date when mailed to the shareholders of the General Partner, the General Partner shall cause to be mailed to each Limited Partner an annual report, as of the close of the Partnership Year, containing unaudited financial statements of the Partnership, or audited financial statements of the General Partner if such statements are prepared solely on a consolidated basis with the General Partner for such Partnership Year, presented in accordance with generally accepted accounting principles. Any audited financial statements of the General Partner shall be prepared by a nationally recognized firm of independent public accountants selected by the General Partner.

         9.3.2 Quarterly Reports. As soon as practicable, but in no event later than the date when mailed to the shareholders of the General Partner, the General Partner shall cause to be mailed to each Limited Partner, as of the last day of the calendar quarter (except the last calendar quarter of each year), unaudited financial statements of the Partnership, a report containing information in a form similar to that supplied to the General Partner's shareholders on a quarterly basis, and such other information as may be required by applicable law or regulation, or as the General Partner determines to be appropriate.

                                    ARTICLE X

                                   TAX MATTERS

     10.1 Preparation of Tax Returns. The General Partner shall arrange for the preparation and timely filing of all returns of Partnership income, gains, deductions, losses and other items required of the Partnership for federal and state income tax purposes, and shall use all reasonable efforts to furnish, within 90 days of the close of each taxable year, the tax information reasonably required by Limited Partners for federal and state income tax reporting purposes.

     10.2 Tax Elections. Except as otherwise provided herein, the General Partner shall in its reasonable discretion; determine whether to make any available election pursuant to the Code; provided, however, that the General Partner shall make the election under Code section 754 in accordance with applicable regulations thereunder and shall do so effective for the Partnership's first taxable year. The General Partner shall have the right, after the first taxable year, to seek to revoke any such election (including the election under Code section 754) upon the General Partner's determination in its reasonable discretion that such revocations is in the best interests of the Partners.

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

     10.3  Tax Matter Partner.

          10.3.1 General. The General Partner shall be the "tax matters partner" of the Partnership for federal income tax purposes. Pursuant to Code section 6223{ c), upon receipt of notice from the IRS of the beginning of an administrative proceeding with respect to the Partnership, the tax matters partner shall furnish the IRS with the name, address and profit interest of each of the Limited Partners; provided, however, that such information is provided to the Partnership by the Limited Partners.

          10.3.2 Powers. The tax matters partner is authorized but not required:

               (a) to enter into any settlement with the IRS with respect to any administrative or judicial proceedings for the adjustment of Partnership items required to be taken into account by a Partner for income tax purposes (such administrative proceedings being referred to as a "tax audit" and such judicial proceedings being referred to as "judicial review"), and in the settlement agreement the tax matters partner may expressly state that such agreement shall bind all Partners, except that such settlement agreement shall not bind any Partner (i) who (within the time prescribed pursuant to the Code and Regulations) files a statement with the IRS providing that the tax matters partner shall not have the authority to enter into a settlement agreement on behalf of such Partner or (ii) who is a "notice partner" (as defined in Code section 6231) or a member of a "notice group" (as defined in Code section 6223(b)(2)), and, to the extent provided by law, the General Partner shall cause each Limited Partnership to be designated a notice partner;

               (b) in the event that a notice of a final administrative adjustment at the Partnership level of any item required to be taken into account by a Partner for tax purposes (a "final adjustment") is mailed or otherwise given to the tax matters partner, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the Tax Court or the United States Court of Federal Claims, or the filing of a complaint for refund with the District Court of the United States for the district in which the Partnership's principal place of business is located;

               (c) to intervene in any action brought by any other Partner for judicial review of a final adjustment;

               (d) to file a request for an administrative adjustment with the IRS at any time and, if any part of such request is not allowed by the IRS, to file an appropriate pleading (petition, complaint or other document) for judicial review with respect to such request;

               (e) to enter into an agreement, with the IRS to extend the period for assessing any tax which is attributable to any item required to be taken into account by a Partner for tax purposes, or an item affected by such item; and

               (f) to take any other action on behalf of the Partners or the Partnership in connection with any tax audit or judicial review proceeding to the extent permitted by applicable law or regulations.

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

     The taking of any action and the incurring of any expense by the tax matters partner in connection with any such proceeding, except to the extent required by law, is a matter in the reasonable discretion of the tax matters partner, and the provisions relating to indemnification of the General Partner set forth in Section 7.7 of this Agreement shall be fully applicable to the tax matters partner in its capacity as such.

          10.3.3 Reimbursement. The tax matters partner shall receive no compensation for its services. All third-party costs and expenses incurred by the tax matters partner in performing its duties as such (including legal and accounting fees) shall be borne by the Partnership. Nothing herein shall be construed to restrict the Partnership from engaging an accounting firm and a law firm to assist the tax matters partner in discharging his duties hereunder, so long as the compensation paid by the Partnership for such services is reasonable.

     10.4 Organizational Expenses. The Partnership shall elect to deduct expenses, if any, incurred by it in organizing the Partnership ratably over a 60-month period as provided in Code section 709.

     10.5 Withholding. Each Limited Partner hereby authorizes the Partnership to withhold from or pay on behalf of or with respect to such Limited Partner any amount of federal, state, local, or foreign taxes that the General Partner determines that the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Limited Partner pursuant to this Agreement, including any taxes required to be withheld or paid by the Partnership pursuant to Code sections 1441, 1442,1445, or 1446. The General Partner shall give prompt notice to any Limited Partner with respect to which withholding is effected in accordance with this Section 10.5. Any amount paid on behalf of or with respect to a Limited Partner shall constitute a loan by the Partnership to such Limited Partner, which loan shall be repaid by such Limited Partner within 15 days after notice from the General Partner that such payment must be made unless (a) the Partnership withholds such payment from a distribution which would otherwise be made to the Limited Partner or (b) the General Partner determines, in its sole and absolute discretion, that such payment may be satisfied out of the available funds of the Partnership which would, but for such payment, be distributed to the Limited Partner. Any amounts withheld pursuant to the foregoing clauses (a) or (b) shall be treated as having been distributed to such Limited Partner and shall be promptly paid, solely out of funds of the Partnership, by the General Partner to the appropriate taxing authority. Each Limited Partner hereby unconditionally and irrevocably grants to the Partnership a security interest in such Limited Partner's Partnership Interest to secure such Limited Partner's obligation to pay to the Partnership any amounts required to be paid pursuant to this Section 10.5. In the event that a Limited Partner fails to pay any amounts owed to the Partnership pursuant to this Section 10.5 when due, the General Partner may, in its sole and absolute discretion, elect to make the payment to the Partnership on behalf of such defaulting Limited Partner, and in such event shall be deemed to have loaned such amount to such defaulting Limited Partner and shall succeed to all rights and remedies of the Partnership as against such defaulting Limited Partner (including, without limitation, the right to receive distributions which would otherwise be made to such Limited Partner until such loan, with interest, has been paid in full). Any amounts payable by a Limited Partner hereunder shall bear interest at a per annum rate of interest equal to the Prime Rate, plus two percentage points (but not higher than the maximum lawful rate) from the date such amount is due (i.e., 15 days after demand) until such amount is paid in full. Each Limited

Partner shall take such actions as the Partnership or the General Partner shall request in order to perfect or enforce the security interest created hereunder. For the avoidance of doubt, any distributions which would have otherwise been distributed to a Limited Partner, but are retained by the Partnership or received by the General Partner in accordance with this Section ]0.5 shall, for all other purposes under this Agreement, be deemed to have been distributed to such Limited Partner.

                                   ARTICLE XI

                            TRANSFERS AND WITHDRAWALS

     11.1  Transfer.

          11.1.1 Definition. The term "transfer," when used in this Artic]e XI with respect to a Partnership Unit, shall be deemed to refer to a transaction by which the General Partner or the Special General Partner purports to assign all or any portion of its General Partner Units to another Person or by which a Limited Partner purports to assign all or any portion of its Limited Partner Units to another Person, and includes a direct or indirect sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by law or otherwise. The term "transfer" when used in Article XI does not include any exchange of Limited Partner Units by a Limited Partner pursuant to Section 4.2.2 or acquisition of Limited Partner Units from a Limited Partner by the General Partner pursuant to Section 8.6.

          11.1.2 Requirements. No Limited Partnership Interest shall be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article XI. Any transfer or purported transfer of a Limited Partnership Interest not made in accordance with this Article XI shall be null and void.

     11.2 Transfer of General Partner's or Special General Partner's Partnership Interest.

          11.2.1 General. Neither the General Partner nor the Special General Partner may transfer any of its General Partnership Interest (other than any transfer to an Affiliate) or withdraw as General Partner or Special General Partner (other than pursuant to a permitted transfer), other than in connection with a transaction described in Section 11.2.2. Any transfer or purported transfer of the such a Partner's Partnership Interest not made in accordance with this Section 11.2 shall be null and void. Notwithstanding any permitted transfer of its General Partnership Interest or withdrawal as General Partner hereunder (other than in connection with a transaction described in Section 11.2.2), the General Partner shall remain subject to Sections 4.2.2, 7.1.1(c),
7.8 and 8.6 of this Agreement unless such transferee General Partner provides substantially similar rights to the Limited Partners and the Limited Partners owning more than 50 percent of the Limited Partner Interests at such time expressly approve such rights in writing. Nothing contained in this Section
11.2.1 shall entitle the General Partner or the Special General Partner to withdraw as General Partners unless a successor General Partner or Special General Partner has been appointed and approved by the Limited Partners owning more than 50 percent of the Limited Partner Interests at such time.

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

          11.2.2 Transfer in Connection With Reclassification, Recapitalization, or Business Combination Involving General Partner. The General Partner shall not engage in any merger, consolidation or other business combination with or into another Person, sale of all or substantially all of its assets, or any reclassification, recapitalization or change of outstanding Shares (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination as described in the definition of Unit Adjustment Factor) ("Transaction"), unless appropriate provision shall be made as part of the terms of such Transaction such that each Limited Partner thereafter remains entitled to exchange each Limited Partner Unit owned by such Limited Partner (after application of the Unit Adjustment Factor) for an amount of cash, securities, or other property equal to the greatest amount of cash, securities or other property which such Limited Partner would have received from such Transaction, if such Limited Partner had exercised its Conversion Right immediately prior to the Transaction, provided that if, in connection with the Transaction, a purchase, tender or exchange offer shall have been made to and accepted by the holders of more than 50 percent of the outstanding Shares, the holders of Partnership Units shall receive the greatest amount of cash, securities, or other property which a Limited Partner would have received had it exercised the Conversion Right and received Shares in exchange for its Limited Partner Units immediately prior to the expiration of such purchase, tender or exchange offer.

     11.3  Limited Partners' Rights to Transfer.

          11.3.1 General. No transfer of a Limited Partnership Interest by a Limited Partner is permitted without the prior written consent of the General Partner and the Special General Partner, which consent may be withheld in such Partner's sole discretion; provided that a Limited Partner may transfer Units:
(a) to members of the Limited Partner's Immediate Family pursuant to applicable laws of descent and distribution or otherwise; (b) among its Affiliates; (c) to a lender where such Units are pledged to secure a bona fide obligation of the Limited Partner and any transfer in accordance with the rights of such lender under the instruments evidencing such obligation (provided that the General Partner received 10 days prior written notice of any transfer under this clause
(c)) (d) if the Limited Partner is a trust, to the beneficiaries of the Limited Partner or to another trust (i) that is either established by the same grantor as the Limited Partner or (ii) whose beneficiaries include members of the Immediate Family of the grantor of the Limited Partner; and (e) if the Limited Partner is an entity, to the equity holders of the Limited Partner (including distributions of Limited Partnership Interests to the partners of any limited partnership). To effect any transfer under this Section 11.3, the Limited Partner must deliver to the General Partner a duly executed copy of the instrument making such transfer and such instrument must evidence the written acceptance by the assignee of all of the terms and conditions of this Agreement and represent that such assignment Was made in accordance with all applicable laws and regulations.

          11.3.2 Incapacitated Limited Partners. If a Limited Partner is subject to Incapacity, the executor, administrator, trustee, committee, guardian, conservator or receiver of such Limited Partner's estate shall have all the rights of a Limited Partner, but not more rights than those enjoyed by other Limited Partners for the purpose of settling or managing the estate and such power as the Incapacitated Limited Partner possessed to transfer all or any part of his or its interest in the Partnership. The Incapacity of a Limited Partner, in and of itself, shall not dissolve or terminate the Partnership.

          11.3.3 Transfers Resulting in Corporation Status; Transfer Through Established Securities or Secondary Markets. Regardless of whether the General Partner or the Special General Partner is required to provide or has provided its consent under Section 11.3.1, no transfer by a Limited Partner of its Limited Partner Units (or any economic or other interest, right or attribute therein) may be made to any Person if (a) legal counsel for the Partnership renders an opinion letter that it would result in the Partnership being treated as an association taxable as a corporation or (b) such transfer is effectuated through an "established securities market" or a "secondary market (or the substantial equivalent thereof)" within the meaning of Code section 7704. Notwithstanding anything to the contrary in this Agreement, (i) no interests in the Partnership shall be issued in a transaction that is (or transactions that are) registered or required to be registered under the Securities Act of 1933;
(ii) no Person shall be admitted as or shall otherwise constitute a Partner unless such Partner or its predecessor made an initial capital contribution to the Partnership of at least $20,000; and (iii) no Partnership Interest (or interest or unit of interest in the Partnership) shall be subdivided for resale into interests or units thereof smaller than an interest or unit for which the initial capital contribution to the Partnership would have been at least $20,000.

          11.3.4 Transfers to Holders of Nonrecourse Liabilities. Regardless of whether the General Partner or the Special General Partner is required to provide or has provided its consent under Section 11.3.1, no transfer of any Limited Partner Units may be made to a lender to the Partnership or any Subsidiary Partnership or any Person who is related (within the meaning of Treasury Regulation section 1.752-4(b)) to any lender to the Partnership or any Subsidiary Partnership whose loan constitutes a Nonrecourse Liability without the consent of the General Partner, in its sole and absolute discretion; provided, that as a condition to such consent the lender will he required to enter into an arrangement with the Partnership or any Subsidiary Partnership and the General Partner to exchange or redeem for the Redemption Amount' any Limited Partner Units in which a security interest is held simultaneously with the time at which such lender would he deemed to he a partner in the Partnership for purposes of allocating liabilities to such lender under Code section 752.

          11.3.5 Transfers Causing Termination. Regardless of whether the General Partner or the Special General Partner is required to provide or has provided its consent under Section 11.3.1, no transfer of any Limited Partner Units shall he effective if such transfer would, in the opinion of counsel for the Partnership, result in the termination of the Partnership for federal income tax purposes, in which event such transfer shall he made effective as of the first fiscal quarter in which such termination would not occur, if the Limited Partner making such transfer continues to desire to effect the transfer.

     11.4  Substituted Limited Partners.

          11.4.1 Consent of General Partner Required. Notwithstanding any other provision of this Agreement, the General Partner and the Special General Partner shall have the right to consent to the admission of a transferee of the interest of a Limited Partner pursuant to this Section 11.4 as a Substituted Limited Partner, which consent may be given or withheld by the General Partner and the Special General Partner in their sole and absolute discretion.

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

          11.4.2 Rights and Duties of Substituted Limited Partners. A transferee who has been admitted as a Substituted Limited Partner in accordance with this
Article XI shall have all the rights and powers and be subject to all the restrictions and liabilities of a Limited Partner under this Agreement.

          11.4.3 Amendment of Exhibit A. Upon the admission of a Substituted Limited Partner, the General Partner shall amend Exhibit A to reflect the name, address, number of Limited Partner Units, and Percentage Interest of such Substituted Limited Partner and to eliminate or adjust, if necessary, the name, address and interest of the predecessor of such Substituted Limited Partner.

     11.5 Assignees. If a transferee under Section 11.4.1 is not a Substituted Limited Partner, such transferee shall be considered an Assignee for purposes of this Agreement. An Assignee shall be entitled to all the rights of an assignee of a limited partnership interest under the Act, including the right to exchange Units for Shares under Section 4.2.2, the right to receive distributions from the Partnership and the share of Net Income, Net Losses, gain, loss and Recapture Income attributable to the Limited Partner Units assigned to such transferee, but shall not be deemed to be a holder of Limited Partner Units for any other purpose under this Agreement, and shall not be entitled to vote such Limited Partner Units in any matter presented to the Limited Partners for a vote (such Limited Partner Units being deemed to have been voted on such matter in the same proportion as all Limited Partner Units held by Limited Partners are voted). In the event any such transferee desires to make a further assignment of any such Limited Partner Units, such transferee shall he subject to all the provisions of this Article XI to the same extent and in the same manner as any Limited Partner desiring to make an assignment of Limited Partner Units.

     11.6  General Provisions.

          11.6.1 Withdrawal of Limited Partner. No Limited Partner may withdraw from the Partnership other than as a result of a permitted transfer of all of such Partner's Limited Partner Units in accordance with this Article XI or pursuant to the exchange of all of its Limited Partner Units under Section 4.2.2 or the purchase of its Limited Partner Units under the Section 8.6.

          11.6.2 Transfer of All Limited Partner Units by Limited Partner. Any Limited Partner who transfers all of its Limited Partner Units in a transfer permitted pursuant to this Article XI or pursuant to the exchange of all of its Limited Partner Units under Section 4.2.2 or pursuant to the purchase of all of its Limited Partner Units under Section 8.6 shall cease to be a Limited Partner.

          11.6.3 Timing of Transfers. Transfers pursuant to this Article XI may only be made on the first day of a calendar month, unless the General Partner otherwise agrees.

          11.6.4 Allocation When Transfer Occurs. If any Partnership Interest is transferred during any quarterly segment of the Partnership's fiscal year in compliance with the provisions of this Article XI or converted pursuant to
Section 4.2.2 or purchased pursuant to Section 8.6, Net Income, Net Losses, each item thereof and all other items attributable to such interest for such fiscal year shall be divided and allocated between the transferor Partner and the transferee Partner by taking into account their varying interests during the fiscal year in accordance with Code section 706(d), using the interim closing of the books method (other than Net Income attributable to a Capital Transaction, which shall be allocated as of the Capital Transaction Record Date). Solely for the purposes of making such allocations, each of such items for the calendar month in which the transfer or redemption occur shall be allocated to the Person who is a Partner as of midnight on the last day of said month. All distributions of Available Cash or Capital Transaction Proceeds with respect to which the Partnership Record Date or the Capital Transaction Record Date is before the date of such transfer or redemption shall be made to the transferor Partner, and all distributions of Available Cash or Capital Transaction Proceeds thereafter shall be made to the transferee Partner.

                                   ARTICLE XII

                              ADMISSION OF PARTNERS

     12.1 Admission of Successor General Partner. A successor to all of the General Partner's or the Special General Partner's General Partnership Interest pursuant to Section 11.2 hereof who is proposed to be admitted as a successor General Partner or Special General Partner shall be admitted to the Partnership as the General Partner or Special General Partner, effective upon such transfer. Any such transferee shall carry on the business of the Partnership without dissolution. In each case, the admission shall be subject to the successor General Partner or Special General Partner executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission.

     12.2  Admission of Additional Limited Partners.

          12.2.1 General. After the formation of the Partnership and except as otherwise provided in Section 4.2.1 and in Article XI hereof, a Person who makes a Capital Contribution to the Partnership in accordance with this Agreement shall be admitted to the Partnership as an Additional Limited Partner upon furnishing to the General Partner (a) evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in
Article XVI hereof, and (b) such other documents or instruments as may be required in the discretion of the General Partner to effect such Person's admission as an Additional Limited Partner.

          12.2.2 Consent of General Partner Required. Notwithstanding anything to the contrary in this Section 12.2, no Person shall be admitted as an Additional Limited Partner without the consent of the General Partner, which consent may be given or withheld in the General Partner's sole and absolute discretion. The admission of any Person as an Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership, following the consent of the General Partner to such admission.

     12.3 Amendment of Agreement and Certificate. For the admission to the Partnership of any Partner, the General Partner shall take all steps necessary and appropriate under the Act to amend the records of the Partnership and, if necessary, to prepare as soon as practical an amendment of this Agreement (including an amendment of Exhibit A) and, if required by law, shall prepare and file an amendment to the Certificate and may for this purpose exercise the power of attorney granted pursuant to Article XVI hereof.

                                  ARTICLE XIII

                           DISSOLUTION AND LIQUIDATION

     13.1 Dissolution. The Partnership shall not be dissolved by the admission of Substituted Limited Partners or Additional Limited Partners or by the admission of a successor General Partner or Special General Partner in accordance with the terms of this Agreement. The Partnership shall dissolve, and its affairs shall be wound up, upon the first to occur of any of the following (each a "Dissolution Event"):

               (a) the expiration of its terms as provided in Section 2.4 hereof;

               (b) an event of withdrawal of the last remaining General Partner (including the Special General Partner), as defined in the Act (other than an event of bankruptcy), unless, within 90 days after the withdrawal all the remaining Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of the date of withdrawal, of a substitute general partner;

               (c) from and after the date of this Agreement through December 31, 2086, an election to dissolve the Partnership made by the General Partner; provided, however, that the General Partner obtains Limited Partner Consent;

               (d) entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Act;

               (e) the sale, exchange or other disposition of all or substantially all of the Partnership's assets, unless such sale or other disposition involves the acquisition of any additional property or any deferred payment of the consideration for such sale or disposition, in which latter event the Partnership shall dissolve on the last day of the calendar month during which the balance of such deferred payment is received by the Partnership;

               (f) the last remaining General Partner (including the Special General Partner) (i) makes an assignment for the benefit of creditors; (ii) files a voluntary petition in bankruptcy; (iii) is adjudged a bankrupt, or insolvent, or has entered against him an order of relief in any bankruptcy or insolvency proceeding; (iv) files a petition or answer seeking for himself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation; (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against him in any proceeding of this nature; or (vi) seeks consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the General Partner or of all or any substantial part of his properties, unless, in each case, within 90 days after the occurrence of any event enumerated in clauses (i) through (vi), all remaining Partners agree in writing to continue the business of the partnership and to the appointment, effective as of the occurrence of such event, of a substitute general partner; or

               (g) 120 days after the commencement of any proceeding against the last remaining General Partner (including the Special General Partner) seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, the proceeding has not been dismissed, or if within 90 days after the appointment without its consent or acquiescence of a trustee, receiver or liquidator of the General Partner or of all or any substantial part of its properties, the appointment is not vacated, unless, in any such case, within 90 days after the occurrence of any such event, all remaining Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of the occurrence of such event, of a substitute general partner.

     13.2  Winding Up.

          13.2.1 General. Upon the occurrence of a Dissolution Event, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Partners. No Partner shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership's business and affairs. The General Partner or the Special General Partner (or, in the event there is no remaining General Partner, any Person elected by a majority in interest of the Limited Partners (the "Liquidator"))shall be responsible for overseeing the winding up and dissolution of the Partnership and shall take full account of the Partnership's liabilities and property and the Partnership property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom shall be applied and distributed in the following order:

               (a) First, to the payment and discharge of all of the Partnership's debts and liabilities to creditors other than the Partners;

               (b) Second, to the payment and discharge of all of the Partnership's debts and liabilities to the Partners, pro rata in accordance with amounts owed to each such Partner, and

               (c) The balance, if any, to the General Partner, the Special General Partner and Limited Partners in accordance with their Capital Accounts, after giving effect to all contributions, distributions, and allocations for all period.

     Neither the General Partner nor the Special General Partner shall receive any additional compensation for any services performed pursuant to this Article XIII.

          13.2.2 Where Immediate Sale of Partnership's Assets Impractical. Notwithstanding the provisions of Section 13.2.1 hereof, which require liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, if prior to or upon dissolution of the Partnership the Liquidator determines that an immediate sale of part or all of the Partnership's assets would be impractical or would cause undue loss to the Partners, the Liquidator may, in its sale and absolute discretion, defer far a reasonable time the liquidations of any assets except those necessary to satisfy liabilities of the Partnership (including to those Partners as creditors) or, with the consent of all Limited Partners, distribute to the Partners, in lieu of cash, as tenants in common and in accordance with the provisions of Section 13.2.1 hereof, undivided interests in such Partnership assets as the Liquidator deems not suitable far liquidation. Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interest of the Partners, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time. The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable mitotic of valuation as it may adopt.

     13.3 Compliance with Timing Requirements of Regulations; Allowance for Contingent or Unforeseen Liabilities or Obligations. Notwithstanding anything to the contrary in this Agreement, in the event the Partnership is "liquidated" within the meaning of Treasury Regulation section 1.704.l(b)(2)(ii)(g), distributions shall be made pursuant to this Article XIII to the General Partner, the Special General Partner and the Limited Partners who have positive Capital Accounts in compliance with Treasury Regulation section 1.704.1(b)(2)(ii)(b)(2) (including any timing requirements therein). In the discretion of the General Partner, a pro rata portion of the distributions that would otherwise be made to the General Partner the Special General Partner and Limited Partners pursuant to this Article XIII may be: (a) distributed to a liquidating trust established for the benefit of the General Partner, the Special General Partner and the Limited Partners far the purposes of liquidating the Partnership assets, collecting amounts awed to the Partnership, and paying any contingent or unforeseen liabilities or obligations of the Partnership or of the General Partners arising out of or in connection with the Partnership (the assets of any such trust shall be distributed to the General Partner, the Special General Partner and Limited Partners from time to time, in the reasonable discretion of the General Partner, in the same proportions as the amount distributed to such trust by the Partnership would otherwise have been distributed to the General Partner, the Special General Partner and Limited Partners pursuant to this Agreement); or (b) withheld to provide a reasonable reserve for Partnership liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Partnership; provided, that such withheld amounts shall be distributed to the General Partner, the Special General Partner and Limited Partners as soon as practicable.

     13.4 Rights of Limited Partners. Except as specifically provided in this Agreement, each Limited Partner shall look solely to the assets of the Partnership far the return of his Capital Contribution and shall have no right or power to demand or receive property other than cash from the Partnership. Except as specifically provided in this Agreement, no Limited Partner shall have priority over any other Limited Partner as to the return of his Capital Contributions, distributions, or allocations.

     13.5 Notice of Dissolution. In the event a Dissolution Event or an event occurs that would, but for provisions of Section 13.1, result in a dissolution of the Partnership, the General Partner shall, within 10 days thereafter, provide written notice thereof to each of the Partners and to all other parties with whom the Partnership regularly conducts business (as determined in the discretion of the General Partner) and shall publish notice thereof in a newspaper of general circulation in each place in which the Partnership regularly conducts business (as determined in the discretion of the General Partner).

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

     13.6 Cancellation or Certificate of Limited Partnership. Upon the completion of the liquidation of the Partnership as provided in Section 13.2 hereof, the Partnership shall be terminated and the Certificate and all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the State of Delaware shall be canceled and such other actions as may be necessary to terminate the Partnership shall be taken.

     13.7 Reasonable Time for Winding-Up. A reasonable time shall be allowed for the orderly winding-up of the business and affairs of the Partnership and the liquidation of its assets pursuant to Section 13.2 hereof, to minimize any losses otherwise attendant upon such winding-up, and the provisions of this Agreement shall remain in effect between the Partners during the period of liquidation.

                                   ARTICLE XIV

                  AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS

     14.1 Amendments Generally. Amendments to this Agreement may be proposed by the General Partner, the Special General Partner or by any Limited Partners holding 25 percent or more of the Percentage Interests. Following such proposal, the General Partner shall submit any proposed amendment to the Partners. The General Partner shall seek the written vote of the Partners on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate. For purposes of obtaining a written vote, the General Partner may require a response within a reasonable specified time, but not less than 15 days, and failure to respond in such time period shall constitute a vote which is consistent with the General Partner's recommendation with respect to the proposal. Except as provided in Section 14.2, 14.3 or 14.4, a proposed amendment shall be adopted and be effective as an amendment hereto if it is approved by the General Partner and the Special General Partner and it receives Limited Partner Consent.

     14.2 General Partner's Power to Amend. Notwithstanding Section 14.1, the General Partner shall have the power, without the consent of the Limited Partners, to amend this Agreement as may be required to facilitate or implement any of the following purposes:

               (a) to add to the obligations of the General Partner or the Special General Partner or surrender any right or power granted to the General Partner, the Special General Partner or any Affiliate of the General Partners for the benefit of the Limited Partners;

               (b) to reflect the admission, substitution, termination or withdrawal of Partners in accordance with this 'Agreement;

               (c) to reflect a change that is of an inconsequential nature and does not adversely affect the Limited Partners in any material respect, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions, or make other changes with respect to matters arising under this Agreement that will not be inconsistent with law or with the provisions of this Agreement;

               (d) to satisfy any requirements, conditions or guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state law; and

               (e) to reflect adjustments in the respective Percentage Interests of the Partners in accordance with Section 4.1.1(c) hereof.

     14.3  Consent of Adversely Affected Partner Required. Notwithstanding
Section 14.1 hereof, this Agreement shall not be amended without the consent of each Partner adversely affected if such amendment would (a) convert a Limited Partner's Interest in the Partnership into a general partner's interest; (b) modify the limited liability of a Limited Partner, (c) alter rights of the Partner to receive distributions pursuant to Articles V or XIII the allocations specified in Article VI (except as permitted pursuant to Section 4.2 hereof), or the General Partner's or Special General Partner's obligation to make additional Capital Contributions pursuant to Sections 4.1.5 and 7.I.1(c); (d) alter or modify the Conversion Right or the Redemption Amount as set forth in Sections
4.2.2 and 8.6, and related definitions hereof, (e) cause the termination of the Partnership prior 0 the time set forth in Sections 2.4 or 13.1; or (f) amend this Section 14.3. Further, no amendment may alter the restrictions on the General Partner's and Special General Partner's authority set forth in Section
7.3 without the consent specified in that Section.

     14.4 When Consent of Limited Partnership Interests Required. Notwithstanding Section 14.1 hereof, the General Partner shall not amend Sections 7.6 or 11.2 without Limited Partner Consent, and the General Partner shall not amend Sections 4.1.5, 7.1.1(c), 7.3 or 14.3 or this Section 14.4 without the unanimous consent of the Limited Partners.

                                   ARTICLE XV

                               GENERAL PROVISIONS

     15.1 Addresses and Notice. All notices and demands under this Agreement shall be in writing and may be either delivered by U.S. Mail or a nationally recognized overnight courier, by telefax, telex or other wire transmission (with request for assurance of receipt in a manner appropriate with respect to communications of that type; provided, that a confirmation copy is concurrently sent by a nationally recognized express courier for next Business Day delivery) or mailed, postage prepaid, by certified or registered mail, return receipt requested, directed to the parties at their respective addresses set forth on Exhibit A attached hereto, as it may be amended for time to time, and, if to the Partnership, such notices and demands sent in the aforesaid manner must be delivered at its principal place of business set forth above. Unless delivered personally or by telefax, telex or other wire transmission as above (which shall be effective on the date of such delivery or transmission), any notice shall be deemed to have been made upon receipt. Any party hereto may designate a different address to which notices and demands shall thereafter be directed by written notice given in the same manner and directed to the Partnership at its office hereinabove set forth.

     15.2 Titles and Captions. All article or section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to "Articles" and "Sections" are to Articles and Sections of this Agreement.

     15.3 Pronouns and Plurals. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

     15.4 Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

     15.5 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

     15.6 Waiver of Partition. The Partners hereby agree that the Partnership properties are not and will not be suitable for partition. Accordingly, each of the Partners hereby irrevocably waives any and all rights (if any) that it may have to maintain any action for partition of any of the Partnership properties.

     15.7 Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the matters contained herein; it supersedes any prior agreements or understandings among them with respect to the matters contained herein and it may not be modified or amended in any manner other than pursuant to Article XIV.

     15.8 Securities Law Provisions. The Partnership Units have not been registered under the federal or state securities laws of any state and, therefore, may not be resold unless appropriate federal and state securities laws, as well as the provisions of Article XI hereof, have been complied with.

     15.9 Remedies Not Exclusive. Any remedies herein contained for breaches of obligations hereunder shall not be deemed to be exclusive and shall not impair the right of any party to exercise any other right or remedy, whether for damages, injunction or otherwise.

     15.10 Time. Time is of the essence of this Agreement.

     15.11 Creditors. None of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

     15.12 Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

     15.13 Execution Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

     15.14 Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

     15.15 Severability. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

     15.16 Limitation of Liability. Any obligation or liability whatsoever of the General Partner or the Special General Partner which may arise at any time under this Agreement or any obligation or liability which may be incurred pursuant to any other instrument, transaction or undertaking contemplated hereby shall be satisfied, if at all, out of the General Partner's or the Special General Partner's assets only. No such obligation or liability shall be personally binding upon nor shall resort for the enforcement thereof be had to, the property of any of its shareholders, trustees, officers, employees or agents, regardless of whether such obligation or liability is in the nature of contract, tort or otherwise. Except as otherwise provided in Section 4.1.5 hereof, any obligation or liability whatsoever of the Partnership to any Partner or Partners which may arise at any time under this Agreement shall be satisfied, if at all, out of the Partnership's assets only and no such obligation or liability shall be personally binding upon, nor shall resort for the enforcement thereof be had to, the property of any of its Partners, including the General Partner and the Special General Partner, regardless of whether such obligation or liability is in the nature of contract, tort or otherwise.

                                   ARTICLE XVI

                                POWER OF ATTORNEY

     16.1 Scope. Each Limited Partner and each Assignee constitutes and appoints the General Partner, the Special General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:

               (a) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (i) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments or restatements thereof) that the General Partner, the Special General Partner or the Liquidator deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (ii) all instruments that the General Partner or the Special General Partner reasonably deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (iii) all conveyances and other instruments or documents that the General Partner or the Special General Partner deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; (iv) all instruments or documents and all certificates and acknowledgements relating to any mortgage, pledge, or other form of encumbrance in connection with any loan or other financing to the General Partner as provided by Section 7.1.1(c); (v) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in Article XII or XIII hereof or the Capital Contribution of any Partner, and (vi) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of Partnership Interests; and

               (b) execute, swear to, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the reasonable discretion of the General Partner or the Special General Partner, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Partners hereunder or is consistent with the terms of this Agreement or appropriate or necessary, in the reasonable discretion of the General Partner or the Special General Partner to effectuate the terms or intent of this Agreement.

     Nothing contained herein shall be construed as authorizing the General Partner or the Special General Partner to amend this Agreement except in accordance with Article XIV hereof, or as may be otherwise expressly provided for in this Agreement.

     16.2 Irrevocability. The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner or the Special General Partner to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive and not be affected by the subsequent Incapacity of any Limited Partner or Assignee and the transfer of all or any portion of such Limited Partner's or Assignee's Limited Partner Units and shall extend to such Limited Partner's or Assignee's heirs, successors, assigns and personal representatives. Each such Limited Partner or Assignee hereby agrees to be bound by any representation made by the General Partner or the Special General Partner, acting in good faith pursuant to such power of attorney, and each such Limited Partner or Assignee hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the General Partner, taken in good faith under such power of attorney.

                                 SIGNATURE PAGE
                                       TO
                           SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                            HERITAGE COMMUNITIES LP.

                            Dated September 18, 1997

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

GENERAL PARTNER:

ASR INVESTMENTS CORPORATION,
a Maryland corporation


By:      /s/ [illegible]
   -------------------------------------
Its:     President
    ------------------------------------


SPECIAL GENERAL PARTNER:

HERITAGE SGP CORPORATION,
an Arizona corporation


By:      /s/ [illegible]
   -------------------------------------
Its:     President
    ------------------------------------

                                 SIGNATURE PAGE
                                       TO
                           SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                            HERITAGE COMMUNITIES LP.

                            Dated September 18, 1997

LIMITED PARTNERS:

FIRST ASPEN COURT ASSOCIATES, L.P.

FIRST BRIAR PARK ASSOCIATES, A WASHINGTON LIMITED PARTNERSHIP

FIRST CHELSEA PARK ASSOCIATES, L.P.

FIRST APPIAN WAY ASSOCIATES, L.P.

FIRST GREENWOOD CREEK ASSOCIATES, L.P.

FIRST HIGHLANDS ASSOCIATES, L.P.

FIRST MARYMONT ASSOCIATES, L.P.

FIRST MONTFORT ASSOCIATES, L.P.

FIRST RIVER WAY ASSOCIATES

FIRST SPRINGFIELD ASSOCIATES, L.P.

FIRST TIMBERCREEK LANDING ASSOCIATES, L.P.

CAMPUS DEVELOPMENT ASSOCIATES LIMITED PARTNERSHIP

CAMPUS COMMONS ASSOCIATES - LIMITED PARTNERSHIP

FIRST PACIFIC SOUTH CENTER ASSOCIATES, L.P.

MOUNTAIN VIEW ASSOCIATES


By:  /s/ Don W. Winton
   -------------------------------------
     Don W. Winton, general partner
     of each of the Limited Partners
     listed above

                                 SIGNATURE PAGE
                                       TO
                           SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                            HERITAGE COMMUNITIES LP.

                            Dated September 18, 1997

LIMITED PARTNERS (continued):

MERIT PRESTON PARK APARTMENTS LIMITED PARTNERSHIP

GENTRY PLACE APARTMENTS LIMITED PARTNERSHIP


By:  MTP, Inc., a Texas corporation
Its: General Partner


     By:   /s/ David R. Roelke
        --------------------------------
     Name: David R. Roelke
          ------------------------------
     Its:  CFO
         -------------------------------


SMITH SUMMIT APARTMENTS PARTNERSHIP


By:  Lincor/Smith Summit Apartments Limited Partnership,
     a Texas Limited Partnership
Its: General Partner


     By:    MTP, Inc., a Texas corporation
     Its:   General Partner


            By:   /s/ David R. Roelke
               -------------------------
            Name: David R. Roelke
                 -----------------------
            Its:  CFO
                ------------------------

                                 SIGNATURE PAGE
                                       TO
                           SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                            HERITAGE COMMUNITIES LP.

                            Dated September 18, 1997

LIMITED PARTNERS (continued):


         /s/ Robert S. Levy
----------------------------------------
Robert S. Levy


         /s/ Sander M. Levy
----------------------------------------
Sander M. Levy


         /s/ Richard Linhart
----------------------------------------
Richard Linhart


         /s/ Arthur J. Nagle
----------------------------------------
Arthur J. Nagle


         /s/ Paige L. Nagle
----------------------------------------
Paige L. Nagle

                                    EXHIBIT A

                            HERITAGE COMMUNITIES L.P.

                                                     Initial      Limited
                                                     Capital      Partner
Partner                                            Contribution    Units     Address
General Partners
----------------
ASR Investments Corporation                                                  335 North Wilmot, Suite 250, Tucson, Arizona 85711
Heritage SGP Corporation                                                     335 North Wilmot, Suite 250, Tucson, Arizona 85711
Limited Partners
----------------
ASR Investment Corporation                                                   335 North Wilmot, Suite 250, Tucson, Arizona 85711
Winton Limited Partners
-----------------------
First Aspen Court Associates, L.P.                 $  2,262,699      43,288  3845 FM 1960 West, Suite 450, Houston, Texas 77068
First Briar Park Associates,                       $    732,706       1,782  3845 FM 1960 West, Suite 450, Houston, Texas 77068
a Washington limited partnership
First Chelsea Park Associates, L.P.                $  2,624,627     128,543  3845 FM 1960 West, Suite 450, Houston, Texas 77068
First Appian Way Associates                        $  1,748,876      22,428  3845 FM 1960 West, Suite 450, Houston, Texas 77068
First Greenwood Creek Associates, L.P.             $  2,257,414      19,377  3845 FM 1960 West, Suite 450, Houston, Texas 77068
First Highlands Associates, L.P.                   $  3,802,050     186,802  3845 FM 1960 West, Suite 450, Houston, Texas 77068
First Marymont Associates, L.P.                    $  1,761,383      14,629  3845 FM 1960 West, Suite 450, Houston, Texas 77068
First Montfort Associates, L.P.                    $  1,542,446      28,487  3845 FM 1960 West, Suite 450, Houston, Texas 77068
First River Way Associates                         $    698,208       3,802  3845 FM 1960 West, Suite 450, Houston, Texas 77068
First Springfield Associates, L.P.                 $  2,805,174     131,818  3845 FM 1960 West, Suite 450, Houston, Texas 77068
First Timbercreek Landing Associates, L.P.         $  2,084,016       9,478  3845 FM 1960 West, Suite 450, Houston, Texas 77068
Campus Development Associates Limited Partnership  $  3,918,903     208,235  3845 FM 1960 West, Suite 450, Houston, Texas 77068
Campus Commons Associates - Limited Partnership    $  1,266,801      33,796  3845 FM 1960 West, Suite 450, Houston, Texas 77068

                                                     Initial      Limited
                                                     Capital      Partner
Partner                                            Contribution    Units     Address

First Pacific South Center Associates, L.P.        $  1,921,912      88,260  3845 FM 1960 West, Suite 450, Houston, Texas 77068
Mountain View Associates                                             22,976  3845 FM 1960 West, Suite 450, Houston, Texas 77068
Merit Limited Partners
----------------------
Robert S. Levy                                     $     32,585       1,464  166 Palm Beach Lakes Boulevard, Suite 502
                                                                             West Palm Beach, Florida 33401
Sander M. Levy                                     $     32,585       1,464  62 West 62nd Street, #24B
                                                                             New York, New York 10023
Richard Linhart                                    $    284,735      12,797  Opus Capital Corporation, 1776 Broadway Avenue,
                                                                             18th Floor, New York, New York 10708
Arthur J. and Paige L. Nagle                       $    266,906      11,996  19 Garden Avenue
                                                                             Bronxville, New York 10708

                                    EXHIBIT B

                            HERITAGE COMMUNITIES LP.

                                                                                                                    Contribution
Property Name                      City     County     State    Contributor                            Agreed Value Date
Winton Properties
-----------------
Aspen Court Apartment           Arlington  Tarrant   Texas      First Aspen Court Associates, L.P.     $  4,400,000 April 30, 1997
Briar Park Apartments           Houston    Harris    Texas      First Briar Park Associates, a         $  2,200,000 April 30, 1997
                                                                Washington Limited Partnership
Chelsea Park Apartments         Houston    Harris    Texas      First Chelsea Park Associates, L.P.    $  5,600,000 April 30, 1997
Country Club Place Apartments   Richmond   Fort Bend Texas      First Appian Way Associates, L.P.      $  5,350,000 April 30, 1997
Greenwood Creek Apartments      Fort Worth Tarrant   Texas      First Greenwood Creek Associates, L.P. $  7,700,000 April 30, 1997
Highlands of Preston            Plano      Collin    Texas      First Highlands Associates, L.P.       $  8,800,000 April 30, 1997
Marymont Apartments             Tomball    Harrison  Texas      First Marymont Associates, L.P.        $  4,350,000 April 30, 1997
14400 Montfort Townhomes        Dallas     Dallas    Texas      First Montfort Associates, L.P.        $  5,650,000 April 30, 1997
Riverway Apartments             Bay City   Matagorda Texas      First Riverway Associates, L.P.        $  1,900,000 April 30, 1997
Springfield Apartments          Dallas     Denton    Texas      First Springfield Associates, L.P.     $  8,420,000 April 30, 1997
Timbercreek Landings Apartments Houston    Harris    Texas      First Timbercreek Landing Associates,  $  5,500,000 April 30, 1997
                                                                L.P.
Campus Commons North Apartments Pullman    Whitman   Washington Campus Development Associates Limited  $ 10,900,000 April 30, 1997
                                                                Partnership
Campus Commons South Apartments Pullman    Whitman   Washington Campus Development Associates Limited  $  4,100,000 April 30, 1997
                                                                Partnership
Pacific South Center Office     Seattle    King      Washington First Pacific South Center             $  5,400,000 April 30, 1997
Building                                                        Associates, L.P.
Merit Properties
----------------
Merit Place Apartments          Grand                Texas      Gentry Place Apartments Limited        $ 11,400,000 September __,
                                Prairie                         Partnership                                         1997

                                                                                                                    Contribution
Property Name                      City     County     State    Contributor                            Agreed Value Date
Park on Preston Apartments      Dallas               Texas      Merit Preston Park Apartments Limited  $  9,145,810 September __,
                                                                Partnership                                         1997
Smith Summit Apartments         Mesquite             Texas      Smith Summit Apartments Partnership    $  8,800,000 September __,
                                                                                                                    1997
ASR Properties
--------------
Ivystone/Woods Edge Apartments  Houston    Harris    Texas      ASR Investments Corporation            $            March ___, 1997
London Park Apartments          Houston    Harris    Texas      ASR Investments Corporation            $            March ___, 1997
The Court Apartments            Seattle    King      Washington ASR Investments Corporation            $            March ___, 1997
Arbor Terrace Apartments -                           Washington ASR Investments Corporation            $            September __,
Phase I                                                                                                             1997
Arbor Terrace Apartments -                           Washington ASR Investments Corporation            $            September __,
Phase II                                                                                                            1997
On the Boulevard Apartments                          Washington ASR Investments Corporation            $            September __,
                                                                                                                    1997

                                    EXHIBIT C

                              NOTICE OF CONVERSION

     The undersigned, being the record owner of _____________________ Limited Partner Units (not giving effect to the application of the Unit Adjustment Factor) in Heritage Communities L.P., in accordance with the terms of the Agreement of Limited Partnership of Heritage Communities L.P. (the "Agreement"), hereby irrevocably (a) exercises the option to exchange________________________ Limited Partner Units (after giving effect to the application of the Unit Adjustment Factor) for Shares of the General Partner or into such other cash, securities or other property as shall be authorized under the terms of the Agreement, (b) surrenders such Limited Partner Units and all right, title and interest therein and (c) directs that the Shares issuable or other consideration deliverable upon exercise of the Conversion Right be delivered to, and registered or placed in, the name and at the address specified below, and, if applicable, that a new certificate representing ownership of Units not so exchanged be issued and delivered to the undersigned.

Dated:
      -------------------------------------------


-------------------------------------------------
Name of Limited Partner


-------------------------------------------------
Signature of Limited Partner


-------------------------------------------------
Street Address


-------------------------------------------------
City             State             Zip Code


-------------------------------------------------
Social Security or Taxpayer Identification Number

                                      C-1